Zurich American Life Insurance Company

Statutory Financial Statements

December 31, 2025, 2024 and 2023

 Zurich American Life Insurance Company

 Index

 December 31, 2025, 2024 and 2023

Ernst & Young LLP 155 N Upper Wacker Dr Chicago, IL 60606	Tel: +1 312 879 2000 Fax: +1 312 879 4000 ey.com

Report of Independent Auditors

Board of Directors

Zurich American Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of Zurich American Life Insurance Company (the Company), which comprise the statements of admitted assets, liabilities, and capital and surplus as of December 31, 2025 and 2024, and the related statements of operations, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 2025, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2025, and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, on the basis of accounting described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2025.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

A member firm of Ernst and Young Global Limited

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Illinois Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Illinois Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

A member firm of Ernst and Young Global Limited

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

April 23, 2026

A member firm of Ernst and Young Global Limited

Zurich American Life Insurance Company

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus

December 31, 2025 and 2024

(in thousands of dollars)	2025	2024
Admitted assets
Cash and invested assets:
Fixed maturities, at amortized cost (fair value of $813,816 and $780,760, respectively)	$823,333	$810,614
Investment in subsidiary	28,517	25,548
Contract loans	151,945	224,243
Cash, cash equivalents and short-term investments	157,976	93,013
Receivables for securities	14,874	8,243

Total cash and invested assets	1,176,645	1,161,661
Federal income tax receivable	9,954	15,237
Other amounts receivable under reinsurance contracts	22,710	19,216
Deferred and uncollected premiums	7,456	7,678
Investment income due and accrued	43,529	35,991
Receivable from separate accounts	22,324	21,387
Receivables from parent, subsidiaries and affiliates	985	1,110
Admitted disallowed interest maintenance reserve	4,158	8,661
Other assets	8,605	10,610
Separate account assets	17,895,031	16,517,249

Total admitted assets	$19,191,397	$17,798,800

Liabilities and capital and surplus
Liabilities:
Life and annuity reserves	$564,276	$576,637
Supplemental contracts without life contingencies	5,202	4,454
Claims and benefits payable to policyholders	52,479	48,254

Total policy liabilities	621,957	629,345
Provision for experience rating refunds	456,048	421,035
Other amounts payable on reinsurance	33,197	48,993
General expenses due or accrued	13,683	11,048
Taxes, licenses and fees due or accrued	(10,653)	(5,753)
Asset valuation reserve	3,946	3,888
Payable to affiliates	1,607	4,477
Funds held under coinsurance	1,890	2,372
Commission to agents due or accrued	1,383	1,323
Payable for securities	14,567	8,534
Other liabilities	3,497	4,685
Separate account liabilities	17,895,031	16,517,249

Total liabilities	19,036,153	17,647,196

Capital and surplus:
Capital stock ($10 par value – 300,000 authorized shares; 250,000 shares issued and outstanding)	2,500	2,500
Paid-in and contributed surplus	987,470	980,970
Admitted disallowed interest maintenance reserve	4,158	8,661
Unassigned deficit	(838,884)	(840,527)

Total capital and surplus	155,244	151,604

Total liabilities and capital and surplus	$19,191,397	$17,798,800

The accompanying notes are an integral part of these statutory financial statements.

Zurich American Life Insurance Company

Statutory Statements of Operations

Years Ended December 31, 2025, 2024 and 2023

(in thousands of dollars)	2025	2024	2023

Income:

Premium and annuity considerations	$876,505	$845,091	$606,961

Considerations for supplemental contracts with life contingencies	8,441	10,798	9,345

Net investment income	47,439	46,206	44,507

Amortization of interest maintenance reserve	(3,326)	(4,577)	(4,104)

Separate account fees	305,396	304,283	416,601

Commissions and expense allowances on reinsurance ceded	(167,576)	13,705	18,391

Fee income from non-variable separate account funds	3,750	4,753	4,461

Other income	215	211	615

Total income	1,070,844	1,220,470	1,096,777

Benefits and expenses:

Death benefits	246,199	265,041	369,726

Annuity and disability benefits	39,256	34,062	40,542

Surrender benefits	86,400	68,342	1,438,087

Interest and adjustments on policy or deposit-type contracts	4,122	3,943	3,799

Payments on supplementary contracts with life contingencies	15,052	17,945	17,648

Decrease in aggregate reserves for life policies and contracts	(12,361)	(4,274)	(25,196)

Commissions	20,813	23,057	23,028

General expenses	25,333	33,794	32,380

Insurance taxes, licenses and fees	5,763	8,566	12,415

Change in loading on deferred and uncollected premiums	77	(77)	25

Net transfers to (from) separate accounts	602,722	582,414	(1,014,388)

Experience rating refunds	88,679	87,939	115,658

Reinsured fees associated with separate accounts	31,256	32,692	30,693

Variable separate account fees ceded and other	94,424	79,659	61,055

Total benefits and expenses	1,247,735	1,233,103	1,105,472

Net loss from operations before federal income taxes and total realized capital gains (losses) after taxes	(176,891)	(12,633)	(8,695)

Federal income tax expense	25,854	150	5,503

Net loss from operations before total realized capital gains (losses) after taxes	(202,745)	(12,783)	(14,198)

Net realized capital gains (losses) before taxes	1,680	(3,292)	(11,628)

Less: related federal income tax expense (benefit)	398	(746)	(1,906)

Less: realized gains (losses) transferred to the interest maintenance reserve	1,177	(2,799)	(8,849)

Total realized capital gains (losses) after taxes	105	253	(873)

Net loss	$(202,640)	$(12,530)	$(15,071)

The accompanying notes are an integral part of these statutory financial statements.

Zurich American Life Insurance Company

Statutory Statements of Changes in Capital and Surplus

Years Ended December 31, 2025, 2024 and 2023

(in thousands of dollars)	Capital Stock	Paid-in and Contributed Surplus	Admitted Disallowed IMR	Unassigned Deficit	Total Capital and Surplus

Balances at December 31, 2022	$2,500	$956,970	$—	$(811,011)	$148,459

Net loss	—	—	—	(15,071)	(15,071)

Change in:

Net unrealized capital gains, net of tax	—	—	—	1,543	1,543

Nonadmitted assets	—	—	10,439	(13,207)	(2,768)

Net deferred income tax	—	—	—	7,552	7,552

Asset valuation reserve	—	—	—	(120)	(120)

Paid-in capital	—	24,000	—	—	24,000

Interest maintenance reserve generated by transferred coinsurance assets	—	—	—	(477)	(477)

Balances at December 31, 2023	$2,500	$980,970	$10,439	$(830,791)	$163,118

Net loss	—	—	—	(12,530)	(12,530)

Change in:

Net unrealized capital gains, net of tax	—	—	—	1,882	1,882

Nonadmitted assets	—	—	(1,778)	(1,426)	(3,204)

Net deferred income tax	—	—	—	3,270	3,270

Asset valuation reserve	—	—	—	(444)	(444)

Interest maintenance reserve generated by transferred coinsurance assets	—	—	—	(488)	(488)

Balances at December 31, 2024	$2,500	$980,970	$8,661	$(840,527)	$151,604

Net loss	—	—	—	(202,640)	(202,640)

Change in:

Net unrealized capital gains, net of tax	—	—	—	2,963	2,963

Nonadmitted assets	—	—	(4,503)	178,902	174,399

Net deferred income tax	—	—	—	(174,401)	(174,401)

Asset valuation reserve	—	—	—	(58)	(58)

Paid-in capital	—	6,500	—	—	6,500

Surplus as result of reinsurance	—	—	—	197,354	197,354

Interest maintenance reserve generated by transferred coinsurance assets	—	—	—	(477)	(477)

Balances at December 31, 2025	$2,500	$987,470	$4,158	$(838,884)	$155,244

The accompanying notes are an integral part of these statutory financial statements.

Zurich American Life Insurance Company

Statutory Statements of Cash Flows

Years Ended December 31, 2025, 2024 and 2023

(in thousands of dollars)	2025	2024	2023

Cash flow from operating activities:

Premiums collected, net of reinsurance	$920,103	$866,015	$650,325

Net investment income	38,407	35,940	30,398

Miscellaneous income	338,156	322,952	440,068

Benefits and loss related payments	(405,589)	(377,892)	(1,926,936)

Net transfers (to) from separate accounts	(602,720)	(582,412)	1,014,391

Commissions, expenses paid and other deductions	(268,110)	(245,897)	(299,160)

Federal and foreign income taxes (paid) recovered	(20,969)	4,026	(6,341)

Net cash provided by (used in) operations	(722)	22,732	(97,255)

Cash flow from investing activities:

Proceeds from fixed maturities sold, matured or repaid	572,956	736,670	923,051

Net gains on cash, cash equivalents and short-term investments	185	288	119

Miscellaneous proceeds	6,033	8,534	1,094

Total investment proceeds	579,174	745,492	924,264

Cost of fixed maturities acquired	582,704	721,409	843,901

Miscellaneous applications	6,630	7,943	—

Total investments acquired	589,334	729,352	843,901

Net (decrease) increase in contract loans	(72,298)	8,099	39,648

Net cash provided by investments	62,138	8,041	40,715

Cash flow from financing activities:

Capital contributions	6,500	—	24,000

Net deposits on deposit-type funds and other liabilities	748	122	103

Other cash (applied) provided	(3,701)	(1,924)	13,102

Net cash provided by (used in) financing and miscellaneous sources	3,547	(1,802)	37,205

Net change in cash, cash equivalents and short-term investments	64,963	28,971	(19,335)

Cash, cash equivalents and short-term investments:

Beginning of year	93,013	64,042	83,377

End of year	$157,976	$93,013	$64,042

The accompanying notes are an integral part of these statutory financial statements.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

1.	The Company and Nature of Operations

Organization and Description of Business

Zurich American Life Insurance Company (“ZALICO” or the “Company”) is a stock life insurance company founded in 1947. The Company is incorporated under the insurance laws of the state of Illinois and is licensed in the District of Columbia and all states, except New York.

The Company is a wholly owned subsidiary of Zurich Holding Company of America, Inc. (“ZHCA”), a Delaware Corporation, which in turn is a wholly owned indirect subsidiary of its ultimate parent company Zurich Insurance Group Ltd. (“ZIG”), of Zurich, Switzerland.

Prior to June 20, 2022, ZALICO was a wholly owned subsidiary of Zurich American Company, LLC (“ZAC”). On June 20, 2022, ZAC merged into ZHCA, with ZHCA as the surviving entity. This merger had no impact on ZALICO or its operations.

Effective September 3, 2003, ZALICO transferred certain of its business, as well as the capital stock of its wholly owned subsidiaries, to a former affiliate, Federal Kemper Life Assurance Company (“FKLA”). In a contemporaneous transaction, FKLA and ZALICO entered into a coinsurance agreement under which FKLA administers the business and the records of, and 100% reinsures, certain lines of business issued by ZALICO, including certain registered variable annuity contracts that are funded through the Company’s Separate Account. These transfers were part of a larger transaction under which the capital stock of FKLA was sold to Bank One Insurance Holdings, Inc. (“Bank One”). On July 1, 2004, Bank One merged into JP Morgan Chase & Co., and FKLA changed its name to Chase Insurance Life and Annuity Company (“Chase Insurance”). On July 3, 2006, Protective Life Insurance Company of Birmingham, Alabama (“Protective Life”), purchased Chase Insurance. Effective April 1, 2007, Chase Insurance merged with and into Protective Life.

In addition to the above transactions, the Company has entered into various affiliated and unaffiliated reinsurance agreements in order to execute strategic transactions and manage various risks to control its net exposures, and limit the volatility of losses, in an effort to protect capital and surplus. These reinsurance transactions are disclosed in various sections of the following notes to the statutory financial statements.

The Company currently markets a variety of life insurance products primarily through independent insurance agents and brokers. The Company offers a series of private placement products including variable annuity, individual variable universal life and variable life.

The Company previously marketed products which included fixed universal life, indexed universal life (“IUL”) and level term. The Company discontinued new sales of IUL and term life products effective February 1, 2023. See ‘Discontinued Operations’ below for additional information.

The Company had also previously marketed registered individual and group variable, fixed and market value adjusted deferred annuity products (“Destinations Products”), as well as non-registered group variable universal life (“PPVUL”), mortality based funding (“MBF”) and business owned life insurance (“BOLI”).

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

Non-Registered Group Life Insurance

The Company marketed PPVUL and BOLI from 1997 to 2003. PPVUL and BOLI are a form of group life insurance, which enables clients to buy variable life insurance on key employees. The policies remain in force until the last insured dies or the policy is surrendered or exchanged. The policyholder has flexibility regarding premiums and the right to allocate premiums to various divisions with differing investment objectives. The policyholders may also borrow from the investment value of the policies, surrender the policies for their cash surrender values or, in some cases, make partial withdrawals from the cash surrender values. Death benefits on the life of any insured are at least equal to the face amount on the individual insured provided the cash value relating to the insured is greater than zero.

The Company records as fees cost of insurance charges taken from the separate accounts, which are recorded as separate account fees. Cost of insurance charges ceded to reinsurers are recorded as a reduction of premiums or separate account fees. The BOLI policies are experience rated contracts with profitability based in part on the policyholder’s mortality experience. Separate account fees collected which are expected to be returned to policyholders due to favorable mortality experience are recorded as a liability in the provision for experience rating refunds. Cost of insurance charges collected in excess of amounts needed to pay death benefits, and to establish mortality reserves, are returned to the policyholder as an experience rating refund expense.

Zurich Insurance Company Ltd. (“ZIC”), a wholly owned subsidiary of ZIG, offers a stable value protection (“SVP”) option in conjunction with certain of the BOLI policies. The SVP option allows purchasers of the option to make investments into SVP divisions of the Company’s separate accounts. These SVP divisions purchase value protection from a stable value provider which offers smooth or stabilized investment returns over a specified period of time. ZIC provides net amount at risk protection to the Company.

Separate Accounts

The Company maintains separate account assets and liabilities, which are reported at fair value. Separate Accounts reflect two categories of risk assumption: non-guaranteed separate accounts, wherein the contract holder assumes the investment risk, and guaranteed separate accounts, wherein the Company contractually guarantees either a minimum return or account value to the contract holder. Non-guaranteed separate account assets are segregated from other investments, and investment income and gains and losses are credited to or charged against the non-guaranteed accounts without regard to other income, gains or losses of the Company. Mortality, policy administration and surrender charges to all accounts are included in the revenues of the Company. Changes in liabilities for minimum guarantees are included in the life and annuity reserves line item in the financial statements.

BFP Securities LLC

BFP Securities LLC (“BFPS”) and Investment Distributors, Inc. (“IDI”), an affiliate of Protective Life, are the principal underwriters for ZALICO’s variable separate accounts. BFPS is also the primary wholesaling distributor of ZALICO’s BOLI and mortality-based funding products. BFPS is a wholly owned subsidiary of Benefit Finance Partners, LLC (“BFP”). BFP is 50% owned by Bancorp Services, L.L.C. (“Bancorp”), an unaffiliated party, and 50% owned by Zurich Benefit Finance LLC (“ZBF”), an affiliate of ZALICO.

Discontinued Operations

On March 19, 2020, an agreement was executed between ZALICO and the Company’s wholly owned subsidiary, Zurich American Life Insurance Company of New York (“ZALICONY”), (ZALICO and ZALICONY, collectively the “Companies”), ZHCA, ZIC, American Family Life Insurance Company of Columbus (“Aflac”) and American Family Life Assurance of New York (“Aflac NY”) to sell the Companies’

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

Corporate Life and Pension (“CLP”) business. The transaction closed on November 2, 2020. Subsequently, the Companies ceded 100% of the in-force net CLP liabilities to Aflac and Aflac NY through reinsurance agreements dated as of November 2, 2020.

The Company discontinued new sales of IUL and term life products effective February 1, 2023. The Company is currently anticipating it will run-off the existing book of business over time and does not anticipate any significant impact related to this decision on its future financial results. The Company did recognize severance expense of $1.3 million in connection with this decision, which was recorded as a component of general expenses in the accompanying statements of operations, as of December 31, 2022.

On January 25, 2025, ZALICO entered into a Master Transaction Agreement with Somerset Reinsurance Ltd. (“Somerset Re”) to reinsure the Affluent Market Group (“AMG”) block of life insurance business written by ZALICO, with an effective date of January 1, 2025. Under the terms of the agreement, Somerset Re will also provide certain administrative services related to the AMG Business. In connection with this transaction, ZALICO recaptured all AMG Business previously ceded to ZIC under the Automatic Self-Administered Coinsurance Reinsurance Agreement for Universal and Term Life Insurance Products, dated September 30, 2013. Immediately following the recapture, ZALICO ceded the AMG Business to Somerset Re on a 100% quota-share basis. The recapture agreement and the new reinsurance agreement were submitted to the Illinois Department of Insurance and received regulatory approval on March 26, 2025. The impacts of this transaction were reflected in the statutory financial statements as of December 31, 2025.

2.	Summary of Significant Accounting Policies

Basis of Presentation

The financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulation (“Illinois Department of Insurance”).

The Illinois Department of Insurance recognizes only Statements of Statutory Accounting Principles (“SSAP” or “statutory basis of accounting”) prescribed or permitted by the State of Illinois for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Illinois Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual version effective January 1, 2001 (“the Manual”) has been adopted as a component of prescribed or permitted practices by the State of Illinois.

The statutory basis of accounting differs from accounting principles generally accepted in the United States of America (“US GAAP”) in certain respects, which in some cases may be material. The most significant of these differences are as follows:

•

Cash and cash equivalents consist of cash on hand, deposits in banks and other investments, with an original maturity of 3 months or less. Cash and cash equivalents are carried at cost, which approximates fair value as required by the NAIC. Investments in money market mutual funds are carried at fair value or net asset value (“NAV”). Under US GAAP, cash and cash equivalents are carried at cost, which approximates fair value;

•

Fixed maturities are carried at cost, adjusted for amortization of premium or discount. Fixed maturities with NAIC designations of 6 are reported at the lower of amortized cost or fair value. Discount or premium on fixed maturities is amortized using the interest method on a prospective basis. A yield to worst amortization method is used to take into consideration any fixed maturity call or sinking fund feature.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

Differences between cost and admitted asset investment carrying amounts are credited and charged directly to unassigned surplus rather than to a separate component of stockholder’s equity and other comprehensive income. Under US GAAP, fixed maturities are reported at fair value or amortized cost based upon management’s intent as to whether fixed maturities are available for sale or will be held until maturity;

•

Included within the fixed maturities, assets-backed securities are amortized using the interest method including anticipated prepayments at the date of purchase. Prepayment assumptions for single class and multi-class asset-backed securities were obtained from the respective asset managers and the prepayment windows and/or cash flows were obtained from Bloomberg. Assets-backed securities with evidence of deterioration of credit quality for which it is probable that the Company will be unable to collect all contractually required payments receivable are written down to the present value of expected cash flows to be received. Under US GAAP, fixed maturities are reported at fair value or amortized cost based upon management’s intent as to whether fixed maturities are available for sale or will be held until maturity;

•

Upon default or indication of potential default by an issuer of fixed maturity securities (other than asset-backed securities), fixed maturity securities are analyzed for a possible write-down to its net realizable value (or “fair value”) during the year in which the impairment was determined to have become other than temporary. Write-downs are included as part of net realized capital gains and losses. All assets-backed and structured securities are reviewed to determine if there were any indications of potential other than temporary impairment (“OTTI”). If it was determined that the Company was likely to receive less than 100% of contractual cash flows, the OTTI impact was measured and recorded in accordance with SSAP 43R, “Assets-backed and Structured Securities.” US GAAP requires an allowance for the expected credit losses over the entire lifetime for every financial instrument at the time of origination or purchase, using a principles-based approach for all financial assets that are not accounted for at fair value through net income. The allowance is deducted from the amortized cost basis of the financial assets to present the net amount expected to be collected on the financial assets, adjusting net income to reflect the allowance for credit losses based on the current expected estimate. Available for Sale securities are excluded from the expected credit loss methodology, but are instead required to utilize a modified other-than-temporary impairment (OTTI) model;

•

Investments in United States (“US”) insurance company common stocks are not consolidated as required by US GAAP, and are carried at the underlying audited statutory equity of the insurance company, with equity in earnings being recorded directly to unassigned surplus as net unrealized gains or losses rather than recorded through the statements of operations;

•

The asset valuation reserve (“AVR”) is determined by NAIC prescribed formulas, which establish a provision for the risk of asset defaults and is reported as a liability with changes recorded directly to unassigned surplus. Under US GAAP, no such liability is established;

•

An interest maintenance reserve (“IMR”) is required under SSAP in order to defer certain realized investment gains and losses, net of tax, related to interest rate fluctuations, and to amortize such gains and losses through operating income over the remaining life of the securities sold. Any net unamortized deferred losses as of December 31, 2022 are nonadmitted and charged directly to unassigned surplus. The Company adopted NAIC Statutory Accounting Principles Working Group Interpretation 23-01, “Net Negative (Disallowed) Interest Maintenance Reserve”, issued and effective August 13, 2023. As of December 31, 2023, any net unamortized deferred losses are admitted and reported as admitted disallowed IMR up to 10% of the Company’s reported total capital and surplus if the Company’s risk-based capital (“RBC”) exceeds certain thresholds. Amounts which do not meet these requirements

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

are nonadmitted. No such reserve or treatment is required by US GAAP;

•

Life and annuity reserves under statutory accounting practices are based on statutory mortality, morbidity and interest requirements without consideration of withdrawals and Company experience. Under the statutory basis of accounting, the NAIC Reserve Valuation Method is used for the majority of individual insurance reserves; under US GAAP, as amended by Long Duration Target Improvement (“LDTI”), individual insurance policyholder liabilities are measured as future policy benefit liabilities based on current best-estimate assumptions and a current discount rate, while interest-sensitive policy liabilities are measured at contract value, with additional guarantees measured separately. Policy valuation assumptions used in the estimation of policyholder liabilities are generally prescribed under SSAP; under US GAAP, assumptions are updated at least annually, with assumption changes recognized in earnings and discount rate changes recognized in other comprehensive income;

•

Certain contracts, in particular deferred annuities with mortality risk, are considered “life contracts” under SSAP and, accordingly, premiums associated with these contracts are reported as revenues. Under U.S. GAAP, as revised by LDTI, deferred annuities are classified as insurance or investment contracts based on the presence of significant insurance risk. Amounts received on investment contracts are accounted for as deposits and recorded as policyholder account balances rather than premium revenue or insurance reserves;

•

Under SSAP, the Commissioner’s Annuity Reserve Valuation Method (“CARVM”) is used for the majority of individual deferred annuity reserves. Under U.S. GAAP, as amended by LDTI, deferred annuity policyholder liabilities are generally measured at contract value, with additional non-account-balance guarantees, including certain variable annuity guarantees, measured separately as market risk benefits where applicable;

•

Under statutory accounting practices, costs of acquiring new business are charged to operations in the year such costs are incurred. Under US GAAP, as updated by the LDTI standard, acquisition costs that are directly related to the successful acquisition or renewal of insurance contracts are capitalized as Deferred Policy Acquisition Costs (DAC) and amortized on a constant level basis over the expected life of the related contracts;

•

Under statutory accounting practices, premiums are recognized as revenues when due. For US GAAP purposes, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist principally of whole and term life insurance policies, are recognized as revenues when due. Under U.S GAAP, revenues for universal life insurance policies and for investment products consist of policy charges for the cost of insurance, interest earned, policy administration charges and surrender charges assessed against policyholder account balances during the year. Expenses related to these products include interest credited to policy account balances, benefit claims incurred in excess of policy account balances and commissions and expense allowances on reinsurance assumed. Revenues also include commissions and expense allowances on reinsurance ceded and reserve adjustments on reinsurance ceded. Under the statutory basis of accounting, deferred premiums, representing gross premiums less loading, are reported as an admitted asset. Under US GAAP, uncollected premiums are stated at gross amounts and deferred premiums are reflected as a reduction of the related aggregate reserve. Under statutory accounting, contracts that contain an embedded derivative are not bifurcated between components and are accounted for as part of the host contract, whereas under US GAAP, the embedded derivative would be bifurcated from the host contract and accounted for separately;

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

•

Assets and liabilities are reported gross of reinsurance under US GAAP and net of reinsurance under the statutory basis of accounting. Certain reinsurance transactions are accounted for as financing transactions under US GAAP and as reinsurance for SSAP. Under GAAP, transactions recorded as financing have no impact on premiums or losses incurred, while under the statutory basis of accounting, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses. Under statutory accounting, reserves and reinsurance recoverables on unpaid claims on reinsured business are netted with aggregate reserves and the liability for life policy claims, respectively. Under US GAAP, these reinsured amounts are reflected as an asset;

•

Under statutory accounting, deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Deferred income tax assets are reduced by a valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. Net deferred tax assets are limited to their admissible amount according to a prescribed formula. Changes in deferred income tax assets and liabilities are reported as adjustments to surplus. Under US GAAP, most changes in deferred income taxes are included in income tax expense or benefit. There are no admissibility considerations under US GAAP;

•	Comprehensive income is not determined for statutory reporting purposes;

•

Certain assets are considered nonadmitted assets for statutory purposes and any changes in such assets are credited or charged directly to unassigned surplus. There are no nonadmitted assets for US GAAP purposes; and

•

The statutory statement of cash flows is presented as required and differs from US GAAP presentation. Under statutory accounting, the Company defines cash as cash in banks and money market accounts and considers all highly liquid investments, with maturity of one year or less when purchased, to be short-term investments.

Investments

Investments are valued as prescribed by the NAIC and as required by the Illinois Department of Insurance. All security transactions are recorded on a trade date basis.

The Company’s investment in the common stock of its wholly owned insurance subsidiary is accounted and reported under the equity method as described in SSAP No. 97, “Investments in Subsidiary, Controlled and Affiliated Entities,” and valued in accordance with section 3(ii) (D) of the NAIC Valuations Securities manual and reported based on the audited statutory capital and surplus of the subsidiary. Changes in the carrying value of such investments are reflected as unrealized gains or losses in capital and surplus.

The Company records short-term investments at cost or amortized cost.

Contract loans are carried at the aggregate of the unpaid balance provided the unpaid balance does not exceed either cash surrender value of the policy or the policy reserves. The excess of the unpaid loan balance over the cash surrender value is nonadmitted and reflected as an unrealized capital loss.

Upon default or indication of potential default by an issuer of fixed maturity securities, other than asset-backed securities, the issue(s) of such issuer would be analyzed for possible write-down. Any such issue would be written down to its net realizable value (or “fair value”) during the year in which the impairment was determined to have become other than temporary. Thereafter, each issue is regularly reviewed, and additional write-downs may be taken in light of later developments. Write-downs are included as part of net realized capital gains and losses. All assets-backed and structured securities were reviewed to determine if there were any indications

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

of potential other than temporary impairment (“OTTI”). Where such an indication existed, cash flow and credit support analyses were performed. If it was determined that the Company was likely to receive less than 100% of contractual cash flows, the OTTI impact was measured and recorded in accordance with SSAP 43R, “Assets-backed and Structured Securities.”

In determining fair market value, for the majority of securities, quotes were obtained from third party sources. If quotes from these sources were not available, a broker estimate was used.

Investment income is recorded when earned. All investment income due and accrued amounts that are over 90 days past due, are excluded from surplus. The Company had no investment income due and accrued that was over 90 days past due at December 31, 2025 or 2024.

Realized gains and losses on sales of U.S. Treasury securities are generally considered interest-rate related and are deferred through the Interest Maintenance Reserve (IMR), net of applicable federal income tax. These deferred amounts are amortized into net investment income over the expected remaining life of the securities sold. The IMR is intended to defer realized capital gains and losses attributable to changes in the general level of interest rates (as opposed to credit-related impacts).

New Accounting Pronouncements

The Company adopted NAIC Statutory Accounting Principles Working Group Interpretation 23-01, “Net Negative (Disallowed) Interest Maintenance Reserve”, issued and effective August 13, 2023. Any net unamortized deferred losses are admitted up to 10% of the Company’s reported total capital and surplus if the Company’s RBC exceeds defined thresholds. Amounts which do not meet these requirements are nonadmitted. The Company fully admitted its net negative (disallowed) IMR balance of $4,157,812 and $8,660,761 as of December 31, 2025 and 2024, respectively, in the statement of admitted assets, liabilities and capital and surplus, as well as reflecting the corresponding change in nonadmitted assets to capital and surplus as a component of special surplus funds. All of the net negative (disallowed) IMR balance was related to the general account. Fixed income investments generating IMR losses comply with the Company’s documented investment policies and such asset sales were not compelled by liquidity pressures. The calculated adjusted capital and surplus is $145,305,351 and the percentage of adjusted capital and surplus represented by the amount of admitted disallowed IMR is 2.9% as of December 31, 2025.

Effective January 1, 2025, the Company adopted the NAIC’s Principle-Based Bond Definition (“PBBD”) in accordance with statutory guidance. The PBBD framework, implemented through revisions to SSAP No. 26R – Bonds and SSAP No. 43R – Assets-backed and Structured Securities, establishes principles-based criteria for determining whether an investment qualifies as a bond for statutory accounting purposes. Following a comprehensive review of its investment portfolio, the Company determined that there was no impact from adoption.

There were no other new accounting pronouncements during 2025 and 2024 which had a significant impact on the Company.

Life and Annuity Reserves

Liabilities for policy reserves on annuity contracts are calculated based on CARVM. Interest crediting rates under the contracts’ accumulation periods range from 0% to 7%. Guarantee periods range from one to ten years with minimum interest rate guarantees ranging from 0% to 5%.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

Liabilities for life policy reserves and interest-sensitive life insurance contracts are based on statutory mortality and interest requirements without consideration of withdrawals. Liabilities for the majority of these contracts are calculated based on the 1980 Commissioner’s Standard Ordinary (“CSO”) table assuming interest rates ranging from 0% to 6%.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns the portion of the final premium paid beyond the policy month of death. Surrender values promised in excess of the legally computed reserves, if any, would be included as a component of reserves.

Extra premiums are charged for policies issued on substandard lives according to underwriting classifications. Final reserves are determined by computing the mid-terminal reserve for the plan and holding an additional one half of the net valuation premium for the modal period.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the Illinois Department of Insurance requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Guaranty Fund Assessments

The Company is liable for guaranty fund assessments (“GFA”) related to certain unaffiliated life insurance companies that have become insolvent during the years 2025 and prior. The Company’s financial statements include provisions for all known assessments that are expected to be levied against the Company as well as an estimate of amounts (net of expected future premium tax recoveries) that the Company believes will be assessed in the future. These liabilities and estimated premium tax credits, as well as the estimated GFA recoverable for the ceded portion of the future liabilities, are included in other assets in the statutory statements of admitted assets, liabilities, and capital and surplus.

The Company’s guaranty fund liability is $1,753,000 and $3,186,000 at December 31, 2025 and 2024, respectively. Amounts recoverable from reinsurers related to GFA liabilities are $0 as of December 31, 2025 and 2024. The amount and period over which the GFA liabilities are expected to be paid varies by insolvency. Estimated future premium tax recoveries recorded as assets total $1,264,000 and $1,275,000 at December 31, 2025 and 2024, respectively. Projected premium tax recoveries vary by state and generally range between five to twenty years.

Separate Accounts

The assets of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable annuity and variable life insurance contracts for the exclusive benefit of variable annuity and variable life insurance contract holders. The Company receives administrative fees from the separate accounts and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders.

The assets and liabilities of the separate accounts are carried at the fair value of the underlying contracts. The difference between the fair values of the contracts, and their termination value, is recorded as transfers to separate accounts due or accrued. Changes in termination value of the contracts are recognized through the Company’s statement of operations as a component of net transfers to (from) the separate accounts rather than directly to surplus. The separate account assets are invested in unaffiliated private placement and mutual funds.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

Reinsurance

In the ordinary course of business, the Company enters into reinsurance agreements to diversify risk and limit its overall financial exposure to certain blocks of annuities and to individual death claims and other claims. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liabilities and obligations to policyholders. The Company’s reinsurance contracts generally require that the reinsurer fund a trust and/or letters of credit, with the fair value of the assets at least equal to the book value of the statutory liabilities reinsured.

Federal Income Taxes

The Company has applied SSAP No. 101, “Income Taxes.” Income tax incurred is recognized by applying the enacted income tax law. Deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Changes in admitted deferred tax assets (“DTA”) and deferred tax liabilities (“DTL”) are recognized as adjustments to surplus. DTAs are first subjected to a valuation allowance assessment. Net DTAs remaining after the valuation allowance assessment are considered admitted assets based upon specific criteria, which consider the reversal pattern of DTAs and surplus. The reversal pattern and surplus limitation parameters in the admission tests are determined based on the RBC levels. The Company records interest and penalties related to income tax contingencies as a component of income tax expense.

Nonadmitted Assets

Certain assets, designated as “nonadmitted assets,” such as deferred income tax in excess of permitted amounts and prepaid expenses have been excluded from the statutory statements of admitted assets, liabilities and capital and surplus through a direct charge against unassigned surplus.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

3.	Investments

The components of investment income by type of investment for the years ended December 31, 2025, 2024 and 2023 are as follows:

(in thousands of dollars)	2025	2024	2023
Fixed maturities	$34,965	$33,374	$32,742

Contract loans	9,204	11,378	8,903

Cash, cash equivalents and short-term investments	6,061	4,540	5,533

Gross investment income	50,230	49,292	47,178

Less: Investment expenses	(2,791)	(3,086)	(2,671)

Net investment income	$47,439	$46,206	$44,507

Investment expenses included the following fees paid to the Company’s various affiliated and non-affiliated investment managers:
(in thousands of dollars)	2025	2024	2023

Fees paid to investment managers:

Affiliated investment managers:

Zurich Investment Services Limited	$225	$198	$201

Zurich Global Investment Management	1,408	1,261	1,114

Farmers Group Inc.	103	114	128

Non-affiliated investment managers:

Prudential Private Placement Investors L.P.	192	205	205

DWS Investment Management Americas, Inc.	173	172	185

Pinebridge Investments LLC	92	161	174

Goldman Sachs Asset Management, L.P.	411	364	394

Custody fees	179	604	262

Other investment expenses	8	7	8

Total investment expenses	$2,791	$3,086	$2,671

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

Realized Gains and Losses

Realized gains and losses on sales, redemptions and impairments of investments are determined based on the carrying value of the securities based on specific identification.

Realized investment gains (losses) for the years ended December 31, 2025, 2024 and 2023 are as follows:

(in thousands of dollars)	2025	2024	2023

Fixed maturities	$1,487	$(3,555)	$(11,745)

Cash, cash equivalents, and short term	193	263	118

	1,680	(3,292)	(11,628)

Less: Federal Income tax (expense) benefit	(398)	746	1,906

	1,282	(2,546)	(9,722)

Less: IMR transfers, net of tax	(1,177)	2,799	8,849

Total realized capital gains (losses) after taxes	$105	$253	$(873)

Unrealized Gains and Losses on Fixed Maturities

Amortized cost, gross unrealized gains, gross unrealized losses, and estimated fair value of fixed maturities, as of December 31, 2025 and 2024 are as follows:

(in thousands of dollars)	2025

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Fixed maturities

Issuer credit obligations:

U.S. government	$323,100	$2,017	$(6,704)	$318,413

Other governments	1,201	2	(57)	1,146

Project finance	10,284	151	(69)	10,366

Single entity backed securities	453	—	(21)	432

Corporate	384,549	6,736	(9,804)	381,481

Municipal	4,191	133	(148)	4,176

Total issuer credit obligations	723,778	9,039	(16,803)	716,014

Asset-backed securities	99,555	1,143	(2,896)	97,802

Total fixed maturities	$823,333	$10,182	$(19,699)	$813,816

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

(in thousands of dollars)	2024

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Fixed maturities

U.S. government	$274,789	$175	$(9,350)	$265,614

Other governments	6,237	—	(264)	5,973

Political subdivisions	1,670	33	(42)	1,661

Special revenues	42,310	147	(3,498)	38,959

Industrial and miscellaneous (unaffiliated)	485,608	3,093	(20,148)	468,553

Total fixed maturities	$810,614	$3,448	$(33,302)	$780,760

Unrealized Losses on Fixed Maturities

Fair value and gross unrealized losses of fixed maturities as of December 31, 2025 and 2024 for securities that were in an unrealized loss position were as follows:

(in thousands of dollars)	2025

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than 12 Months

	Gross Estimated Fair Value	Gross Unrealized Losses	Gross Estimated Fair Value	Gross Unrealized Losses

Fixed maturities

Issuer credit obligations:

U.S. government	$63,662	$(256)	$70,924	$(6,448)

Other governments	259	(1)	651	(56)

Project finance	1,605	(14)	1,909	(55)

Single entity backed securities	—	—	433	(21)

Corporate	24,715	(281)	139,412	(9,523)

Municipal	—	—	1,473	(148)

Total issuer credit obligations	90,241	(552)	214,802	(16,251)

Asset-backed securities	1,425	(4)	39,981	(2,892)

Total fixed maturities	$91,666	$(556)	$254,783	$(19,143)

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

(in thousands of dollars)	2024

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than 12 Months

	Gross Estimated Fair Value	Gross Unrealized Losses	Gross Estimated Fair Value	Gross Unrealized Losses

Fixed maturities

U.S. government	$161,160	$(2,361)	$58,215	$(6,922)

Other governments	272	(13)	5,701	(251)

U.S. political subdivisions bonds	—	—	327	(42)

U.S. special revenues bonds	4,571	(32)	9,913	(994)

Industrial and miscellaneous	83,416	(1,384)	198,855	(16,371)

Loan-backed securities	18,293	(221)	46,665	(4,711)

Total fixed maturities	$267,712	$(4,011)	$319,676	$(29,291)

As of December 31, 2025 and 2024, fixed maturities represented 100% of the Company’s total unrealized loss amount for both years and totaled 592 and 971 securities, respectively.

As of December 31, 2025 and 2024, fixed maturities in an unrealized loss position for less than 12 months were comprised of 93 and 347 securities, respectively.

Fixed maturities in an unrealized loss position for greater than 12 months as of December 31, 2025 and 2024 were comprised of 499 and 624 securities, respectively. The Company recognized OTTI on fixed maturities of $558 and $178 in 2025 and 2024, respectively.

The majority of these securities are investment grade fixed maturities and the decline in fair value is attributed to changes in interest rates and not credit quality, other than the OTTI changes previously noted. As the Company has the ability and intent to hold these investments until a recovery of fair value, which may be at maturity, the Company does not consider these investments to be other-than temporarily-impaired at December 31, 2025 or 2024.

Assets-Backed Securities

Assets-backed securities with evidence of deterioration of credit quality, for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of expected cash flows to be received. In determining the impairments for assets-backed securities, a review of default rate, credit support and other key assumptions is made on the security level.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

Assets-backed securities impaired, as their carrying value was less than the present value of their projected cash flows that were held as of December 31, 2025 and 2024, were as follows:

2025

CUSIP Identification	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported

22540VG713	$25,295	$24,737	$(558)	$24,737	$26,149	12/31/25

Total	$25,295	$24,737	$(558)	$24,737	$26,149

2024

CUSIP Identification	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported

22540VG713	$28,104	$27,926	$178	$27,926	$29,874	12/31/24

Total	$28,104	$27,926	$178	$27,926	$29,874

Concentrations of Credit Risk

The Company is not exposed to any significant concentration of credit risk of a single or group non-governmental issuer. Concentration of credit risk could exist when changes in economic, industry or geographic factors similarly affect groups of counter-parties whose aggregate credit exposure is material in relation to the Company’s total exposure.

Maturities of Fixed Maturities

The amortized cost and estimated fair value of fixed maturities, by contractual maturity, at December 31, 2025 and 2024 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed securities provide for periodic payments throughout their life. As the stated

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

maturities of such securities may not be indicative of actual maturities, the totals for asset-backed securities are shown separately.

(in thousands of dollars)	2025		2024

	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value

Due in 1 year or less	$33,920	$33,825	$50,931	$50,392

Due after 1 year through 5 years	367,762	368,448	336,712	331,888

Due after 5 years through 10 years	226,709	227,817	215,822	207,785

Due after 10 years through 20 years	55,696	52,128	56,315	51,058

Due after 20 years	39,691	33,796	40,459	33,695

Total issuer credit obligations	723,778	716,014	700,239	674,818

Asset-backed securities	99,555	97,802	110,375	105,942

Total fixed maturities	$823,333	$813,816	$810,614	$780,760

Proceeds from sold, matured or repaid fixed maturities and gross realized gains and losses for the years ended December 31, 2025, 2024 and 2023 are as follows:

(in thousands of dollars)	Gross Gains	Gross Losses	Proceeds

2025
Long term fixed maturities	$3,476	$(1,989)	$572,956

Short term fixed maturities	3	—	168,911

2024
Long term fixed maturities	$4,483	$(8,038)	$736,670

Short term fixed maturities	14	—	184,972

2023
Long term fixed maturities	$4,716	$(16,461)	$923,051

Short term fixed maturities	5	(34)	54,122

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

Restricted Assets

As of December 31, 2025 and 2024, the Company has the following restricted assets held at amortized cost, which were on deposit with various states to satisfy regulatory requirements:

Gross Restricted										Percentage

(in thousands of dollars)
	1	2	3	4	5	6	7	8	9	10	11

Restricted Asset Category	Total General Account (G/A)	G/A Supporting Protected Cell Account Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ Decrease	Total Non- Admitted Restricted	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

2025

On deposit with states regulatory bodies	$4,402	$—	$—	$—	$4,402	$4,405	$(3)	$—	$4,402	0.02%	0.02%

Total restricted assets	$4,402	$—	$—	$—	$4,402	$4,405	$(3)	$—	$4,402	0.02%	0.02%

2024

On deposit with states regulatory bodies	$4,405	$—	$—	$—	$4,405	$4,371	$34	$—	$4,405	0.03%	0.03%

Total restricted assets	$4,405	$—	$—	$—	$4,405	$4,371	$34	$—	$4,405	0.03%	0.03%

The fair value of these securities was $4,535,487 and $4,382,259 as of December 31, 2025 and 2024, respectively.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

4.	Fair Value of Financial Instruments

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, “Fair Value.” The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable and unobservable. The levels of the fair value hierarchy are as follows:

Level 1	Securities valued based on directly observable market prices and are traded in active markets; Level 1 securities include money market funds and exchange traded equity and derivative securities.

Level 2	Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a.	Quoted prices for similar assets or liabilities in active markets;

b.	Quoted prices for identical or similar assets or liabilities in nonactive markets;

c.	Inputs other than quoted market prices that are observable; and

d.	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These measurements include circumstances in which there is little, if any, market activity for the asset or liability and reflect management’s own judgments about the assumptions a market participant would use in pricing the asset or liability.

At the end of each reporting period, the Company evaluates whether or not an event has occurred that would transfer any of these securities between levels.

Fair Values of Financial Instruments and its Levels within Fair Value Hierarchy

In 2025, $11.5 billion of separate account assets previously categorized as NAV practical expedient in 2024 were reclassified to Level 2 of the fair value hierarchy. These investments are directly owned by ZALICO and are classified within the fair value hierarchy accordingly. The following table provides information as of December 31, 2025 and 2024 about the fair values and certain admitted values of the Company’s financial instruments and its levels within the fair value hierarchy:

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

(in thousands of dollars)	2025
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Not Practicable (Carrying Value)

Assets

Fixed maturities	$813,816	$823,333	$—	$809,015	$4,801	$—	$—

Cash, cash equivalents and short-term investments	157,992	157,976	117,142	40,850	—	—	—

Receivable for securities	14,874	14,874	14,874	—	—	—	—

Contract loans	151,945	151,945	—	—	—	—	151,945

Investment income due and accrued	43,529	43,529	43,529	—	—	—	—

Separate account assets	17,895,031	17,895,031	2,982,365	11,544,758	—	3,367,908	—

Total assets	$19,077,187	$19,086,688	$3,157,910	$12,394,623	$4,801	$3,367,908	$151,945

Liabilities

Deposit type contracts	$5,202	$5,202	$—	$5,202	$—	$—	$—

Total liabilities	$5,202	$5,202	$—	$5,202	$—	$—	$—

(in thousands of dollars)	2024
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Not Practicable (Carrying Value)

Assets

Fixed maturities	$780,760	$810,614	$—	$775,697	$5,063	$—	$—

Cash, cash equivalents and short-term investments	93,021	93,013	65,325	27,696	—	—	—

Receivable for securities	8,243	8,243	8,243	—	—	—	—

Contract loans	224,243	224,243	—	—	—	—	224,243

Investment income due and accrued	35,991	35,991	35,991	—	—	—	—

Separate account assets	16,517,249	16,517,249	2,723,284	—	—	13,793,965	—

Total assets	$17,659,507	$17,689,353	$2,832,843	$803,393	$5,063	$13,793,965	$224,243

Liabilities

Deposit type contracts	$4,454	$4,454	$4,454	$—	$—	$—	$—

Total liabilities	$4,454	$4,454	$4,454	$—	$—	$—	$—

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

Changes in Level 3 Assets Measured at Fair Value

The following table summarizes the changes in Separate Account assets classified as Level 3 for the years ended December 31, 2024. There were no changes to Level 3 assets for the year ended December 31, 2025. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

(in thousands of dollars)	Separate Account Assets
	Beginning Fair Value	Total Gains/ (Losses) Included in Net Income	Total Gains/ (Losses) Included in Surplus	Purchases	Sales	Transfer in/(out) of Level 3	Ending Fair Value

2024	$2,009,927	$259,662	$33,690	$564,293	$(139,675)	$(2,727,897)	$—

Methods and Assumptions to Estimate Fair Value of Financial Instruments

The following methods and assumptions were used to estimate the fair value of financial instruments as of December 31, 2025 and 2024:

•

Fixed maturities - The estimated fair value of fixed maturities is valued in accordance with the NAIC’s Purposes and Procedures Manual of the Securities Valuation Office (“SVO”). Fair value is based upon quoted market prices, dealer quotes, and prices obtained from independent pricing services, generally broker dealers. Unless representative trades of securities actually occurred at year end, these quotes are generally estimates of fair value based on an evaluation of appropriate factors such as trading in similar securities, yields, credit quality, coupon rate, maturity, type of issues and other market data.

•

Cash, cash equivalents, and short-term investments - consist of cash on hand, deposits in banks and other investments, with an original maturity of 90 days or less. Cash and cash equivalents are carried at cost, which approximates fair value as required by the NAIC. Under GAAP, cash and cash equivalents are carried at fair value;

•	Contract loans - The carrying amounts of these items approximate fair market values because interest rates are generally variable and based on current market rates.

•	Deposit-type contracts - The estimated fair value is currently equal to book value and is based on the present value of the future payments.

•

Separate account assets - The separate account assets are carried at fair value. Accumulation values are computed daily based on the change in fair market value of the NAV of the subaccount less mortality and expense risk charges for the subaccount. The carrying amounts of the separate account assets are a reasonable estimate of their fair value. As of December 31, 2025 and 2024, the Company reported $3.4 billion and $13.8 billion of separate account assets held at NAV, respectively. This balance represents the separate account assets that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient not directly owned by ZALICO and are not categorized in the fair value hierarchy. Separate account assets directly owned by ZALICO are included in the fair value hierarchy as level 1 and level 2 assets. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Admitted Assets, Liabilities and Capital and Surplus.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

5.	Income Taxes

Components of DTAs and DTLs at December 31, 2025 and 2024, as well as the related changes, comprise the following components:

(in thousands of dollars)	2025

	Ordinary	Capital	Total

Gross deferred tax assets	$198,405	$303	$198,708

Statutory valuation allowance adjustment	195,989	299	196,288

Adjusted gross deferred tax assets	2,416	4	2,420

Deferred tax assets nonadmitted	—	—	—

Subtotal net admitted deferred tax asset	2,416	4	2,420

Deferred tax liabilities	2,416	4	2,420

Net admitted deferred tax asset	$—	$—	$—

(in thousands of dollars)	2024

	Ordinary	Capital	Total

Gross deferred tax assets	$176,811	$1,015	$177,826

Statutory valuation allowance adjustment	—	—	—

Adjusted gross deferred tax assets	176,811	1,015	177,826

Deferred tax assets nonadmitted	173,390	1,009	174,399

Subtotal net admitted deferred tax asset	3,421	6	3,427

Deferred tax liabilities	3,421	6	3,427

Net admitted deferred tax asset	$—	$—	$—

(in thousands of dollars)	Change

	Ordinary	Capital	Total

Gross deferred tax assets	$21,594	$(712)	$20,882

Statutory valuation allowance adjustment	195,989	299	196,288

Adjusted gross deferred tax assets	(174,395)	(1,011)	(175,406)

Deferred tax assets nonadmitted	(173,390)	(1,009)	(174,399)

Subtotal net admitted deferred tax asset	(1,005)	(2)	(1,007)

Deferred tax liabilities	(1,005)	(2)	(1,007)

Net admitted deferred tax asset	$—	$—	$—

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

The SSAP No. 101 admission calculation components at December 31, 2025 and 2024 are as follows:

(in thousands of dollars)	2025

	Ordinary	Capital	Total

(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—

(b) Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	—	—	—

(b.i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	—	—	—

(b.ii) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	23,879

(c) Adjusted gross deferred tax assets offset by gross deferred tax liabilities	2,416	4	2,420

(d) Deferred tax assets admitted as the result of application of SSAP No. 101	$2,416	$4	$2,420

Ratio percentage used to determine recovery period and threshold limitation amount			843%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation			$159,191

(in thousands of dollars)	2024

	Ordinary	Capital	Total

(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—

(b) Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	—	—	—

(b.i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	—	—	—

(b.ii) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	23,324

(c) Adjusted gross deferred tax assets offset by gross deferred tax liabilities	3,421	6	3,427

(d) Deferred tax assets admitted as the result of application of SSAP No. 101	$3,421	$6	$3,427

Ratio percentage used to determine recovery period and threshold limitation amount			847%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation			$155,492

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

(in thousands of dollars)	Change

	Ordinary	Capital	Total

(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—

(b) Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	—	—	—

(b.i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	—	—	—

(b.ii) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	555

(c) Adjusted gross deferred tax assets offset by gross deferred tax liabilities	(1,005)	(2)	(1,007)

(d) Deferred tax assets admitted as the result of application of SSAP No. 101	$(1,005)	$(2)	$(1,007)

Ratio percentage used to determine recovery period and threshold limitation amount			(4)%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation			$3,699

The Company does not employ reinsurance related tax planning strategies.

The Company is currently recognizing all deferred tax liabilities.

Current income taxes incurred consist of the following major components for the years ended December 31, 2025 and 2024:

(in thousands of dollars)	2025	2024	Change

Federal income tax expense	$25,854	$150	$25,704

Federal income tax on net capital gains (losses)	398	(746)	1,144

Federal and foreign income taxes incurred	$26,252	$(596)	$26,848

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

As of December 31, 2025 and 2024, the tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

(in thousands of dollars)	2025	2024	Change

Deferred tax assets

Ordinary:

Policyholder reserves	$100,035	$92,826	$7,209

Deferred acquisition costs	97,219	81,937	15,282

Compensation and benefits accrual	79	91	(12)

Accruals not currently deductible	636	1,238	(602)

Other	436	719	(283)

	198,405	176,811	21,594

Statutory valuation allowance adjustment	195,989	—	195,989

Nonadmitted deferred tax assets	—	(173,390)	173,390

Admitted ordinary deferred tax assets	2,416	3,421	(1,005)

Capital:

Investments	303	340	(37)

Other	—	675	(675)

	303	1,015	(712)

Statutory valuation allowance adjustment	299	—	299

Nonadmitted deferred tax assets	—	(1,009)	1,009

Admitted capital deferred tax assets	4	6	(2)

Admitted deferred tax assets	2,420	3,427	(1,007)

Deferred tax liabilities

Ordinary:

Policyholder reserves	—	403	(403)

Investments	842	774	68

Deferred and uncollected premium	1,572	1,602	(30)

Other	2	642	(640)

	2,416	3,421	(1,005)

Capital:

Other	4	6	(2)

	4	6	(2)

Total deferred tax liabilities	2,420	3,427	(1,007)

Net admitted deferred tax assets	$—	$—	$—

The change in net deferred income taxes, net of any valuation allowance, is composed of the following:

(in thousands of dollars)	2025	2024	Change

Total deferred tax assets	$2,420	$177,826	$(175,406)

Total deferred tax liabilities	2,420	3,427	(1,007)

Net deferred tax asset	$—	$174,399	(174,399)

Tax effect of unrealized losses			(2)

Change in net deferred income tax asset			$(174,401)

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate at 21% for 2025, 2024 and 2023 to income before income taxes. The significant items causing this difference are as follows:

(in thousands of dollars)	2025	2024	2023

Pre-tax loss from operations	$(176,891)	$(12,633)	$(8,695)

Pre-tax realized capital gains (losses) before transfer to IMR	1,680	(3,292)	(11,628)

Total pre-tax loss	$(175,211)	$(15,925)	$(20,323)

Provision computed at statutory rate	$(36,794)	$(3,344)	$(4,268)

Amortization of interest maintenance reserve	698	961	862

Separate accounts dividend received deduction	(436)	(623)	(539)

Ceding commission included in surplus	(100)	(102)	(100)

Nonadmitted assets	(6)	18	1,327

Provision to return	(147)	(420)	(745)

Deferred reinsurance gain	41,445	—	—

Change in valuation allowance	196,292	—	—

Federal tax refund interest	(5)	(193)	(492)

Other	(294)	(163)	—

Total statutory income taxes	$200,653	$(3,866)	$(3,955)

Federal income tax expense	$25,854	$150	$5,503

Tax on capital gains (losses)	398	(746)	(1,906)

Less: Change in net deferred income tax	174,401	(3,270)	(7,552)

Total statutory income taxes	$200,653	$(3,866)	$(3,955)

As of December 31, 2025, the Company did not have any operating loss carryforwards.

There was no aggregate amount of deposits reported as admitted assets under Section 6603 of the IRS code as of December 31, 2025.

During 2025, ZALICO entered into a Master Transaction Agreement with Somerset Re to reinsure the AMG block of life insurance business written by ZALICO, with an effective date of January 1, 2025. The deferred reinsurance gain represents a permanent book-to-tax difference arising from a reinsurance transaction completed during the current year. As a result of this transaction, ZALICO recognized income for federal income tax purposes that is recognized in part in statutory earnings.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

The Company’s federal income tax return for the year ended December 31, 2025, is consolidated with the following entities, with Zurich Holding Company of America, Inc. (“ZHCA”) as the parent:

American Guarantee and Liability Insurance Company	Universal Underwriters Service Corporation

American Zurich Insurance Company	Vehicle Dealer Solutions, Inc.

Boxx Insurance LLC	Zurich Agency Services, Inc.

Colonial American Casualty & Surety Company	Zurich Alternative Asset Management, LLC

Empire Fire and Marine Insurance Company	Zurich American Insurance Company

Empire Indemnity Insurance Company	Zurich American Insurance Company of Illinois

Fidelity & Deposit Company of Maryland	Zurich American Life Insurance Company

Livetravel, Inc.	Zurich American Life Insurance Company of New York

Rural Community Insurance Company	Zurich Cover-More Global Travel, Inc.

SpearTip, LLC	Zurich CZI Management Holding, Ltd.

Special Insurance Services, Inc.	Zurich E & S Insurance Brokerage, Inc.

Steadfast Insurance Company	Zurich F & I Reinsurance T & C Limited

The Zurich Services Corporation	Zurich Global, Ltd.

Travel Guard Assist, Inc.	Zurich Global Investment Management, Inc.

Travel Guard Group, Inc.	Zurich Holding Company of America, Inc.

Universal Underwriters Insurance Company	Zurich Latin America Corporation

Universal Underwriters of Texas Insurance Company	Zurich Realty, Inc.

A written agreement sets out the method of allocating tax between the companies. In general, the allocation is based upon a separate return calculation with an immediate benefit for a taxable loss. Intercompany tax balances are settled within thirty days after the filing of the consolidated federal income tax return, the payment of an estimated payment, an additional assessment of the consolidated tax liability, a refund of the consolidated tax liability or any other reduction to the member’s apportioned tax liability in accordance with the tax sharing agreement.

The Company joins with its U.S. parent, ZHCA and other affiliates, in filing a consolidated U.S. federal income tax return. The statutes of limitations for all income tax returns through tax year 2021 are closed. The Company is currently under examination by the Internal Revenue Service (IRS) for its federal income tax return for the years ended December 31, 2023. The examination is ongoing, and the IRS has not proposed any material adjustments at this time. Management believes that it has adequately provided for any potential tax liabilities in the accompanying financial statements. However, the ultimate resolution of this matter could result in changes to the Company’s tax obligations, which may be material to the financial statements.

Corporate Alternative Minimum Tax (“CAMT”), as a part of the Inflation Reduction Act of 2022 effective for calendar year taxpayers January 1, 2023, was enacted on August 16, 2022. The reporting entity is a member of a tax-affiliated group of corporations that files consolidated federal income tax returns which reasonably expects to be an applicable corporation for 2025. The controlled group of corporations, of which the reporting entity is a member, has determined that it does not expect to be liable for CAMT in 2025.

The One Big Beautiful Bill Act, signed into law on July 4, 2025, as Public Law 119-21, affects federal taxes, credits, and deductions. There are no implications for the reporting entity as a result of this bill.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

For the years ended December 31, 2024 and 2023, the Company determined that the net DTA after consideration of DTLs was fully inadmissible under the prescribed formula. For the year ended December 31, 2025, the Company determined that it is not more likely than not that the net DTA after consideration of DTLs will be realized. As a result, a full valuation allowance was recorded related to the net DTA at December 31, 2025. No net DTA was recognized by the Company in any of the periods presented.

At December 31, 2025, the reporting entity has recorded a valuation allowance against its gross deferred tax assets of $199 million. In assessing the need for this valuation allowance, management considered all available positive and negative evidence under SSAP 101, including past operating results, projections of future taxable income, and potential tax-planning strategies. Based on this evaluation, management concluded that it is more likely than not that a portion these tax benefits will not be realized in the foreseeable future; therefore, the reporting entity established a valuation allowance. The reporting entity will continue to reassess the valuation allowance each reporting period.

At December 31, 2025, the Company did not have any known uncertain tax positions. Based upon existing information, the Company does not anticipate any expected development for uncertain tax positions in the next twelve months.

As of December 31, 2025, the Company has not recognized any amounts for interest or penalties related to uncertain tax positions. However, in the event the Company determines a change in liability is appropriate in the future, interest or penalty related to an uncertain tax position will be recognized as a component of the income tax provision.

The Company does not have any known tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

6.	Information Concerning Parent, Subsidiaries and Affiliates

On September 2, 2010, the Company established ZALICONY. The carrying value of ZALICONY as of December 31, 2025 and 2024 is $28,517,478 and $25,548,137, respectively. The Company has entered into a related party services agreement with ZALICONY.

On March 28, 2023, the Company received a capital contribution of $12,000,000 from ZHCA. On September 27, 2023, the Company received a capital contribution of $7,000,000 from ZHCA. An additional capital contribution of $5,000,000 was received by the Company from ZHCA on November 30, 2023.

The Company received $6,500,000 capital contribution from ZHCA in 2025.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

At December 31, 2025 and 2024, the Company reported the following amounts due from or to related parties:

(in thousands of dollars)	2025	2024

Zurich Global Employee Benefits Solutions (ZGEBS)	$797	$817

Zurich American Life Insuarnce Company of New York	94	293

Zurich Benefit Finance LLC	94	—

Receivables from related parties	$985	$1,110

Zurich American Insurance Company	$(1,207)	$(3,488)

Zurich Global Investment Management Inc.	—	(739)

Zürich Versicherungs-Gesellsch	—	(105)

Zurich Benefit Finance LLC	(173)	(75)

ZNA Services, LLC	(227)	(70)

Payables to related parties	$(1,607)	$(4,477)

Net payables to related parties	$(622)	$(3,367)

For the years 2025, 2024 and 2023, the Company incurred the following amounts of expense (income) in association with services, such as administrative services, advisory services, claim services and risk engineering services, provided by (to) related parties:

(in thousands of dollars)	2025	2024	2023

Zurich American Insurance Company	$9,278	$10,902	$11,350

Zurich Global Investment Management Inc.	1,408	1,261	1,114

Zurich Insurance Group	5,192	440	107

ZNA Services, LLC	2,597	683	402

Zurich Benefit Finance LLC	197	300	300

Zurich Investment Services Ltd	225	139	269

Farmers Group, Inc.	103	170	184

Zurich Services US LLC	—	—	—

The Zurich Services Corporation	—	—	—

Zurich American Insurance Company of New York	12	(368)	(469)

Zurich Global Employee Benefit Solutions	(2,175)	(1,487)	(877)

Expenses incurred in association with services provided by related parties	$16,837	$12,040	$12,380

Related party receivables and payables are settled as provided in its agreements, generally within 45 days from date of invoice.

The Company has a service agreement, technology support agreement, and license and service agreement with Bancorp and ZBF. Bancorp is responsible for certain administrative functions on certain of the Company’s private placement variable life insurance policies. ZBF is appointed to be the product technology support provider in the administration of certain private placement variable life insurance policies issued by the Company. The Company’s license and service agreement with Bancorp and ZBF governs the terms and conditions under which certain technology may be used in the administration of certain private placement variable

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

life insurance policies issued by the Company that includes illustration software license.

The Company has a principal underwriter agreement and service agreements with BFPS. BFPS is the principal underwriter for a closed block of the Company’s variable, fixed and market value-adjusted annuities. BFPS provides certain services for the distribution of the Company’s private placement variable life insurance and variable annuity policies. BFPS also provides certain services relating to certain employees and independent contractors of the Company becoming and remaining registered representatives of BFPS.

The Company has a Stable Value Protection Option Master Agreement (whereby the Company is acting on behalf of the sub-divisions of the Stable-Value-Protected Divisions of the ZALICO Separate Account) with ZIC.

The Company has a Real Estate Advisory Agreement with its affiliate Zurich Global Investment Management Inc. (“ZGIM”), under which ZGIM may provide certain services on real estate activities to the Company on an ongoing basis.

The Company has service agreements with its affiliates ZIC, Farmers New World Life (“FNWL”), Zurich American Insurance Company (“ZAIC”), and ZALICONY for each to perform administrative services reasonably necessary in the ordinary course of business.

The Company has an investment advisory service agreements with its affiliates, Zurich Investment Services Ltd. (“ZIS”) and ZGIM, to perform investment advisory services reasonably necessary in the ordinary course of business.

The Company has a customer service level overview agreement with its affiliate, ZFUS Services, LLC (“ZFUS”), for ZFUS to provide management, administrative and general services.

The Company has a service agreement with its affiliate, Zurich Life Insurance Company Ltd (“ZLIC”), for the Company to provide referral, sales support and other administrative services for ZLIC.

The Company has a service agreement with the Zurich Services Corporation (“ZSC”) pursuant to which the Company receives services from ZSC that may include claim services, risk engineering services, care center services and other services.

The Company has a service agreement with its affiliate, Zurich Services US LLC (“ZSUS”), for ZSUS to provide human resources services, administrative and general services.

The Company has a Multilateral Data Protection Agreement for Data Transfers in Business Systems with ZIG. The agreement governs the handling of personal data sent cross border within the Zurich global organization.

See footnote 8 for the disclosure regarding the Company’s reinsurance activities with affiliates.

7.	Life Reserves

Life reserves are based on mortality tables approved by the NAIC using statutory specified interest rates and valuation methods that provide, in aggregate, reserves that are greater than or equal to the minimum required by the Illinois Department of Insurance. The aggregate reserves for life policies and contracts have been computed primarily utilizing the CARVM based on the statutory maximum valuation interest rates and minimum statutory mortality rates which were allowed by state authorities at the time the policies were issued.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

Tabular Interest, Tabular less Actual Reserve Released and Tabular Cost have been determined by formulas in accordance with the NAIC Annual Statement Instructions.

For the determination of Tabular Interest on funds not involving life contingencies for each valuation rate of interest, the Tabular Interest is calculated as one hundredth of the product of such valuation rate of interest multiplied by the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

The reconciliation of total actuarial reserves and other liabilities as of December 31, 2025 and 2024 were as follows:

(in thousands of dollars)	2025	2024

Policy Liabilities in the General Account

Life insurance	$295,260	$294,123

Accidental death benefits	1	1

Disability - active lives	66	74

Annuities (excluding supplementary contracts)	84,117	90,781

Supplementary contracts with life contingencies	184,119	190,900

Supplemental contracts without life contingencies	5,202	4,454

Miscellaneous reserves	713	759

Claims and benefits payable to policyholders	52,479	48,254

Total general account	621,957	629,346

Policy Liabilities in the Separate Account

Life insurance	12,837,497	12,209,125

Annuities (excluding supplementary contracts)	5,031,397	4,283,139

Supplementary contracts including life contingencies	1,856	1,853

Liability for deposit-type contracts	69	74

Other liabilities	24,212	23,058

Total separate account	17,895,031	16,517,249

Total policy liabilities	$18,516,988	$17,146,594

The Company’s universal life policies with secondary guarantees (“SGUL policies”) in force at December 31, 2025 and 2024, were calculated under Actuarial Guideline XXXVIII (“AG38”), paragraphs 8D and 8E, which take into account the shadow accounts used for the lapse protection. In addition, a single deterministic projection was run as required in AG38 paragraph 8D, which was required for policies issued through December 31, 2012. This is a gross premium valuation using best estimate assumptions plus conservative margins and the asset assumptions include limitations with respect to the particular assets and asset yields.

The gross premium valuation was used for policies issued prior to December 31, 2012, since it exceeded the formulaic reserve. The Company’s gross reserves for all SGUL policies were $117,331,000 and $120,256,000 as of December 31, 2025 and 2024, respectively. The Company cedes 100% of this business to Somerset Re.

The Company implemented principles-based reserving (“PBR”) for variable annuity contracts and certain other policies and contracts under Section 21 of the Valuation Manual (“VM-21”) for all contracts in force as of December 31, 2020. The Company did not elect the 36-month phase-in period option provided in VM-21.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

Analysis of General Account Life Actuarial Reserves by Withdrawal Characteristics

Life actuarial reserves by withdrawal characteristics as of December 31, 2025 and 2024 were as follows:

(in thousands of dollars)

2025

General Account	Account Value	Cash Value	Reserve

A. Subject to discretionary withdrawal, surrender values or policy loans:

1. Term policies with cash value	$—	$—	$—

2. Universal life	243,335	242,229	253,075

3. Universal life with secondary guarantees	27,581	29,191	116,739

4. Indexed universal life	729,071	596,778	794,110

5. Indexed universal life with secondary guarantees	—	—	—

6. Indexed life	—	—	—

7. Other permanent cash value life insurance	26,163	26,163	27,387

8. Variable life	—	—	—

9. Variable universal life	199,627	199,627	213,293

10. Miscellaneous reserves	—	—	9,557

B. Not subject to discretionary withdrawal or no cash values:

1. Term policies with cash value	—	—	69,109

2. Accidental death benefits	—	—	1

3. Disability - active lives	—	—	74

4. Disability - disabled lives	—	—	192

5. Miscellaneous reserves	—	—	1,895

C. Total (gross: direct + assumed)	1,225,777	1,093,988	1,485,432

D. Reinsurance ceded	963,460	831,670	1,189,392

E. Total (net) * (C)-(D)	$262,317	$262,318	$296,040

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

(in thousands of dollars)

2025

Separate Account Nonguaranteed	Account Value	Cash Value	Reserve

A. Subject to discretionary withdrawal, surrender values or policy loans:

1. Term policies with cash value	$—	$—	$—

2. Universal life	—	—	—

3. Universal life with secondary guarantees	—	—	—

4. Indexed universal life	—	—	—

5. Indexed universal life with secondary guarantees	—	—	—

6. Indexed life	—	—	—

7. Other permanent cash value life insurance	—	—	—

8. Variable life	—	—	—

9. Variable universal life	12,837,497	12,837,497	12,837,497

10. Miscellaneous reserves	—	—	—

B. Not subject to discretionary withdrawal or no cash values:

1. Term policies with cash value	—	—	—

2. Accidental death benefits	—	—	—

3. Disability - active lives	—	—	—

4. Disability - disabled lives	—	—	—

5. Miscellaneous reserves	—	—	—

C. Total (gross: direct + assumed)	12,837,497	12,837,497	12,837,497

D. Reinsurance ceded	—	—	—

E. Total (net) * (C)-(D)	$12,837,497	$12,837,497	$12,837,497

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

(in thousands of dollars)

2024

General Account	Account Value	Cash Value	Reserve

A. Subject to discretionary withdrawal, surrender values or policy loans:

1. Term policies with cash value	$—	$—	$—

2. Universal life	258,274	257,089	266,255

3. Universal life with secondary guarantees	27,965	28,317	119,604

4. Indexed universal life	715,694	556,085	759,040

5. Indexed universal life with secondary guarantees	—	—	—

6. Indexed life	—	—	—

7. Other permanent cash value life insurance	27,449	27,449	28,661

8. Variable life	—	—	—

9. Variable universal life	195,597	195,597	209,208

10. Miscellaneous reserves	—	—	10,426

B. Not subject to discretionary withdrawal or no cash values:

1. Term policies with cash value	—	—	71,564

2. Accidental death benefits	—	—	1

3. Disability - active lives	—	—	82

4. Disability - disabled lives	—	—	187

5. Miscellaneous reserves	—	—	2,782

C. Total (gross: direct + assumed)	1,224,979	1,064,537	1,467,810

D. Reinsurance ceded	965,244	804,802	1,172,853

E. Total (net) * (C)-(D)	$259,735	$259,735	$294,957

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

(in thousands of dollars)

2024

Separate Account Nonguaranteed	Account Value	Cash Value	Reserve

A. Subject to discretionary withdrawal, surrender values or policy loans:

1. Term policies with cash value	$—	$—	$—

2. Universal life	—	—	—

3. Universal life with secondary guarantees	—	—	—

4. Indexed universal life	—	—	—

5. Indexed universal life with secondary guarantees	—	—	—

6. Indexed life	—	—	—

7. Other permanent cash value life insurance	—	—	—

8. Variable life	—	—	—

9. Variable universal life	12,209,125	12,209,125	12,209,125

10. Miscellaneous reserves	—	—	—

B. Not subject to discretionary withdrawal or no cash values:

1. Term policies with cash value	—	—	—

2. Accidental death benefits	—	—	—

3. Disability - active lives	—	—	—

4. Disability - disabled lives	—	—	—

5. Miscellaneous reserves	—	—	—

C. Total (gross: direct + assumed)	12,209,125	12,209,125	12,209,125

D. Reinsurance ceded	—	—	—

E. Total (net) * (C)-(D)	$12,209,125	$12,209,125	$12,209,125

The reconciliation of life actuarial reserves by type as of December 31, 2025 and 2024 were as follows:

(in thousands of dollars)	2025	2024

Life Actuarial Reserves

Life insurance	$295,260	$294,123

Accidental death benefits	1	1

Disability - active lives	66	74

Miscellaneous reserves	713	759

Total life	$296,040	$294,957

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31, 2025 and 2024 were as follows:

(in thousands of dollars)

2025 Individual Annuities		Separate	Separate
	General Account	Account With Guarantees	Account Nonguaranteed	Total	% of Total

A. Subject to discretionary withdrawal:

1. With market value adjustment	$26,750	$1,902	$—	$28,652	0.56%

2. At book value less surrender charge of 5% or more	1,271	—	—	1,271	0.02%

3. At fair value	—	—	3,631,754	3,631,754	70.41%

4. Total with adjustment or at market value (total of 1 through 3)	28,021	1,902	3,631,754	3,661,677	70.99%

5. At book value without adjustment (minimal or no charge or adjustment)	1,085,632	—	—	1,085,632	21.05%

B. Not subject to discretionary withdrawal	408,623	—	1,856	410,479	7.96%

C. Total (gross: direct + assumed)	1,522,276	1,902	3,633,610	5,157,788	100.00%

D. Reinsurance ceded	1,329,548	—	—	1,329,548

E. Total (net) * (C)-(D)	$192,728	$1,902	$3,633,610	$3,828,240

Annuities (excluding supplementary contracts)	$8,609	$1,902	$3,631,754	$3,642,265

Supplementary contracts with life contingencies	184,119	—	1,856	185,975

Total (net)	$192,728	$1,902	$3,633,610	$3,828,240

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

(in thousands of dollars)
2025 Group Annuities		Separate	Separate
	General Account	Account With Guarantees	Account Nonguaranteed	Total	% of Total

A. Subject to discretionary withdrawal:

1. With market value adjustment	$5,825	$3,336	$—	$9,161	0.57%

2. At book value less surrender charge of 5% or more	11	—	—	11	0.00%

3. At fair value	—	—	1,394,405	1,394,405	86.22%

4. Total with adjustment or at market value (total of 1 through 3)	5,836	3,336	1,394,405	1,403,577	86.79%

5. At book value without adjustment (minimal or no charge or adjustment)	104,079	—	—	104,079	6.44%

B. Not subject to discretionary withdrawal	109,635	—	—	109,635	6.78%

C. Total (gross: direct + assumed)	219,550	3,336	1,394,405	1,617,291	100.00%

D. Reinsurance ceded	144,042	—	—	144,042

E. Total (net) * (C)-(D)	$75,508	$3,336	$1,394,405	$1,473,249

Annuities (excluding supplementary contracts)	$75,508	$3,336	$1,394,405	$1,473,249

Supplementary contracts with life contingencies	—	—	—	—

Total (net)	$75,508	$3,336	$1,394,405	$1,473,249

(in thousands of dollars)
2025 Deposit-Type Contracts		Separate	Separate
	General Account	Account With Guarantees	Account Nonguaranteed	Total	% of Total

A. Subject to discretionary withdrawal:

1. With market value adjustment	$—	$—	$—	$—	0.00%

2. At book value less surrender charge of 5% or more	—	—	—	—	0.00%

3. At fair value	—	—	—	—	0.00%

4. Total with adjustment or at market value (total of 1 through 3)	—	—	—	—	0.00%

5. At book value without adjustment (minimal or no charge or adjustment)	5,514	—	—	5,514	23.14%

B. Not subject to discretionary withdrawal	18,245	—	69	18,314	76.86%

C. Total (gross: direct + assumed)	23,759	—	69	23,828	100.00%

D. Reinsurance ceded	18,557	—	—	18,557

E. Total (net) * (C)-(D)	$5,202	$—	$69	$5,271

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

(in thousands of dollars)
2024 Individual Annuities		Separate	Separate
	General Account	Account With Guarantees	Account Nonguaranteed	Total	% of Total

A. Subject to discretionary withdrawal:

1. With market value adjustment	$31,236	$1,800	$—	$33,036	0.71%

2. At book value less surrender charge of 5% or more	1,358	—	—	1,358	0.03%

3. At fair value	—	—	3,041,741	3,041,741	65.19%

4. Total with adjustment or at market value (total of 1 through 3)	32,594	1,800	3,041,741	3,076,135	65.93%

5. At book value without adjustment (minimal or no charge or adjustment)	1,162,980	—	—	1,162,980	24.93%

B. Not subject to discretionary withdrawal	424,688	—	1,853	426,541	9.14%

C. Total (gross: direct + assumed)	1,620,262	1,800	3,043,594	4,665,656	100.00%

D. Reinsurance ceded	1,417,571	—	—	1,417,571

E. Total (net) * (C)-(D)	$202,691	$1,800	$3,043,594	$3,248,085

Annuities (excluding supplementary contracts)	$11,791	$1,800	$3,041,741	$3,055,332

Supplementary contracts with life contingencies	190,900	—	1,853	192,753

Total (net)	$202,691	$1,800	$3,043,594	$3,248,085

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

(in thousands of dollars)
2024 Group Annuities		Separate	Separate
	General Account	Account With Guarantees	Account Nonguaranteed	Total	% of Total

A. Subject to discretionary withdrawal:

1. With market value adjustment	$7,164	$3,817	$—	$10,981	0.74%

2. At book value less surrender charge of 5% or more	12	—	—	12	0.00%

3. At fair value	—	—	1,235,781	1,235,781	82.95%

4. Total with adjustment or at market value (total of 1 through 3)	7,176	3,817	1,235,781	1,246,774	83.69%

5. At book value without adjustment (minimal or no charge or adjustment)	112,909	—	—	112,909	7.58%

B. Not subject to discretionary withdrawal	130,071	—	—	130,071	8.73%

C. Total (gross: direct + assumed)	250,156	3,817	1,235,781	1,489,754	100.00%

D. Reinsurance ceded	171,166	—	—	171,166

E. Total (net) * (C)-(D)	$78,990	$3,817	$1,235,781	$1,318,588

Annuities (excluding supplementary contracts)	$78,990	$3,817	$1,235,781	$1,318,588

Supplementary contracts with life contingencies	—	—	—	—

Total (net)	$78,990	$3,817	$1,235,781	$1,318,588

(in thousands of dollars)
2024 Deposit-Type Contracts		Separate	Separate
	General Account	Account With Guarantees	Account Nonguaranteed	Total	% of Total

A. Subject to discretionary withdrawal:

1. With market value adjustment	$—	$—	$—	$—	0.00%

2. At book value less surrender charge of 5% or more	—	—	—	—	0.00%

3. At fair value	—	—	—	—	0.00%

4. Total with adjustment or at market value (total of 1 through 3)	—	—	—	—	0.00%

5. At book value without adjustment (minimal or no charge or adjustment)	6,060	—	—	6,060	24.64%

B. Not subject to discretionary withdrawal	18,465	—	74	18,539	75.36%

C. Total (gross: direct + assumed)	24,525	—	74	24,599	100.00%

D. Reinsurance ceded	20,071	—	—	20,071

E. Total (net) * (C)-(D)	$4,454	$—	$74	$4,528

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

Variable Annuities with Guaranteed Living Benefits

The Company’s variable annuities with guaranteed living benefits for Destinations Products at December 31, 2025 and 2024 are as follows:

(in thousands of dollars)	Guaranteed Living Benefits
Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held – Net	Total Reinsurance Ceded

Guaranteed retirement income benefit (“GRIB”) (Waiting period 7, 10 or 15 years)

December 31, 2025	$655,063	$54	$124,539

December 31, 2024	$644,080	$609	$148,533

The GRIB base is the greatest of account value, greatest anniversary value or net deposits accumulated at 5%. As of December 31, 2025 and 2024, the Company ceded $99,631,000 and $118,827,000 of this business to ZIC, with the remainder ceded to unaffiliated insurance companies.

8.	Reinsurance

The Company has assumed and ceded business using yearly renewable term contracts, accidental death and disability contracts and coinsurance contracts to affiliate and third party reinsurers. The Company remains primarily responsible to its policyholders for all future claims and policyholder benefits related to the blocks of business ceded and is not relieved of its obligations to the extent any reinsurer does not meet its obligation to the Company.

Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company utilizes several reinsurers to minimize concentration of credit risk and evaluates the financial condition of its reinsurers and concentration of credit risk of its reinsurers. Several reinsurance contracts require the reinsurer to maintain assets in a security trust whose market value matches or exceeds the book value of the reinsured liability.

There was no penalty related to reinsurance in unauthorized and certified companies in 2025, 2024 or 2023.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

The following is a breakdown of direct, assumed and ceded premiums by major affiliated and unaffiliated insurance companies for the years ended December 31, 2025, 2024 and 2023:

(in thousands of dollars)	2025	2024	2023

Direct and assumed premiums:	$1,044,005	$1,049,531	$846,916

Ceded premiums:

Affiliated insurance companies - ZIC	(11,133)	(124,351)	(133,647)

Unaffiliated insurance companies	(156,367)	(80,089)	(106,308)

Total premiums ceded	(167,500)	(204,440)	(239,955)

Premiums and annuity considerations	$876,505	$845,091	$606,961

Breakdown of ceded premiums for unaffiliated insurance companies:

Aflac	$(16,862)	$(30,602)	$(60,580)

Protective Life	(29,446)	(42,827)	(38,575)

Somerset Re	(103,038)	—	—

All others	(7,021)	(6,660)	(7,153)

Total unaffiliated insurance companies	$(156,367)	$(80,089)	$(106,308)

As of December 31, 2025, 2024 and 2023, amounts assumed from unaffiliated insurance companies for life, annuity and disability products were as follows:
(in thousands of dollars)	2025	2024	2023

Premiums assumed	$417	$386	$357

Benefits assumed	191	168	163

Reserves assumed	2,191	2,185	2,178

The Company did not assume any amounts from affiliated insurance companies during 2025, 2024 or 2023.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

As of December 31, 2025, 2024 and 2023, amounts associated with reinsurance reserves ceded to affiliated and unaffiliated insurance companies, including the related collateral held for such reserves for life, annuity and disability products were as follows:

(in thousands of dollars)	2025	2024	2023

Reserves ceded as of December 31:

Affiliated insurance companies	$282,540	$1,251,142	$1,247,527

Unaffiliated insurance companies	2,484,581	1,637,019	1,810,732

Total reserves ceded	$2,767,121	$2,888,161	$3,058,259

Breakdown of total reserves ceded by liability type:

Individual annuities	$1,329,547	$1,417,571	$1,536,288

Group annuities	144,041	171,166	212,952

Deposit-type contracts	18,557	20,071	23,621

Life contract actuarial reserves	1,189,392	1,172,854	1,138,428

Accident and health	85,584	106,499	146,970

Total reserves ceded	$2,767,121	$2,888,161	$3,058,259

Breakdown of total reserves ceded by key reinsurer:

Affiliated insurance companies - ZIC

Variable universal life liabilities	$384	$821,313	$782,237

Variable annuity liabilities	179,654	186,572	197,624

GRIB liabilities	99,630	118,827	149,333

SGUL liabilities	—	120,256	112,010

CLP liabilities	2,872	4,174	6,323

Total affiliated insurance companies	$282,540	$1,251,142	$1,247,527

Unaffiliated insurance companies:

Somerset Re	$972,331	$—	$—

Protective Life	1,350,110	1,445,928	1,566,956

Fidelity Life Association (“FLA”)	51,627	56,271	63,128

Aflac	83,835	103,276	141,017

All others	26,678	31,544	39,631

Total unaffiliated insurance companies	$2,484,581	$1,637,019	$1,810,732

Collateral held for total reserves ceded:

ZIC Security Trust account	$344,691	$1,340,910	$1,426,861

Protective Life Security Trust account	1,239,329	1,344,485	1,658,797

Somerset Re Trust	605,937	—	—

All other third party trust accounts	—	—	649

All other third party letters of credit	4,200	4,200	8,757

Protective is an authorized reinsurer and thus the Protective security trust serves as a comfort trust that does not affect ZALICO’s reserve credits. In addition, Protective transferred $29,997,266 and $17,450,000 in cash to the Trust account in February 2026 and March 2025 respectively to maintain the value of the trust assets above or equal to the book value of the reserve.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

Effective January 1, 2025, Somerset Re established a trust account for the new reinsurance agreement of AMG portfolio. Somerset Re is a Reciprocal Jurisdiction Reinsurer (“RJR”). Somerset Re serves as a comfort trust that does not affect ZALICO’s reserve credits.

ZIC established a Security Trust account for the exclusive benefit of the Company. The Bank of New York is the trustee. The trust account is funded with assets equal to at least 102% of the statutory reserve credit assumed by ZIC. The basis of the valuation of all collateral held is market value.

The collateral for the GRIB liabilities provided by ZIC, and the related list of assets held for the benefit of ZIC, as of December 31, 2025 and 2024 are as follows:

(in thousands of dollars)
	Variable
	Annuities	Total
	Reserve	Collateral

2025

Bonds	$99,631	$329,940

Equities	—	6,401

Money market	—	—

Unconditional letters of credit	—	8,350

Total assets - for the benefit of the cedent	$99,631	$344,691

2024

Bonds	$118,827	$1,074,661

Equities	—	63,028

Money market	—	3,771

Unconditional letters of credit	—	199,450

Total assets - for the benefit of the cedent	$118,827	$1,340,910

The face amount of insurance in force associated with reinsurance ceded to affiliated and unaffiliated insurance companies for life insurance in force at December 31, 2025 and 2024 were as follows:

(in thousands of dollars)	2025	2024

Direct and assumed	$58,551,329	$63,066,574

Ceded to

Affiliated insurance companies	$38,376,559	$39,498,803

Unaffiliated insurance companies	6,314,708	10,279,152

Total ceded	$44,691,267	$49,777,955

As of December 31, 2025, 2024 and 2023, amounts associated with reinsurance benefits ceded to affiliated and unaffiliated insurance companies for life, annuity and disability products were as follows:

(in thousands of dollars)	2025	2024	2023

Benefits ceded to affiliated insurance companies	$11,084	$121,493	$130,483

Benefits ceded to unaffiliated insurance companies	452,680	356,858	361,701

Total benefits ceded	$463,764	$478,351	$492,184

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

ZIC

On November 17, 2006, and as amended on December 22, 2008, the Company entered into a reinsurance agreement with ZIC (“ZIC Agreement”) to reinsure the net amounts at risk for the GRIB options and other related life and annuity reserves related to the Company’s Destinations Product for policies issued from May 1, 2000 through February 28, 2003.

On September 30, 2013, the Company and ZIC entered into a reinsurance treaty in which the Company ceded 100% of its universal life business issued after January 1, 2010. The treaty is retrospective, covering all Independent Financial Advisors (“IFA”) in-force policies from inception.

Further, the Company has several reinsurance agreements with ZIC covering the Company’s individual life and group life, accidental death and disability businesses.

The Company’s affiliated reinsurance transactions with ZIC have all been approved by the Illinois Department of Insurance.

Aflac

On March 19, 2020, an agreement was executed between the Companies, ZHCA, ZIC, Aflac and Aflac NY to sell the Companies’ CLP business. The transaction closed on November 2, 2020. Subsequently, the Companies ceded 100% of the in-force net CLP liabilities to Aflac and Aflac NY through reinsurance agreements dated as of November 2, 2020.

Protective Life Insurance Company

Effective September 3, 2003, ZALICO transferred certain of its business, as well as the capital stock of its wholly owned subsidiaries, to a former affiliate, FKLA. In a contemporaneous transaction, FKLA and ZALICO entered into a coinsurance agreement under which FKLA administers the business and the records of, and 100% reinsures, certain lines of business issued by ZALICO, including certain registered variable annuity contracts that are funded through the Company’s Separate Account. These transfers were part of a larger transaction under which the capital stock of FKLA was sold to Bank One. On July 1, 2004, Bank One merged into JP Morgan Chase & Co., and FKLA changed its name to Chase Insurance.

On July 3, 2006, Protective Life purchased Chase Insurance. Effective April 1, 2007, Chase Insurance merged with and into Protective Life.

The initial ceding commission on the coinsurance agreement with Protective Life was $120 million. This initial ceding commission was not transferred to the Company from Protective Life, but rather was withheld from the assets transferred from the Company to Protective Life as part of the transferred coinsurance assets. As of December 31, 2025 and 2024, the remaining balance of the initial ceding commission amounted to $2.4 million and $2.9 million, respectively. The remaining balance of the initial ceding commission, net of tax, and the IMR related to the transferred coinsurance assets reflected in surplus, are being amortized into operations. Amortization of the initial ceding commission was approximately $477,000, $488,000 and $477,000 for the years ended December 31, 2025, 2024 and 2023, respectively. Amortization of the IMR related to the transferred coinsurance assets was approximately $269,000, $275,000 and $269,000 for the years ended December 31, 2025, 2024 and 2023, respectively.

As part of the coinsurance agreement with Protective Life, most reinsurance agreements with outside reinsurers were novated to Protective Life as part of the Purchase Agreement. As of December 31, 2025 and 2024, the Company’s separate account assets subject to the coinsurance agreement with Protective Life were approximately $1,040,679,086 and $1,006,851,466, respectively.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

A Security Trust Account was established for the exclusive benefit of the Company. The Security Trust Account is funded with assets equal to the general account statutory reserves adjusted for policy loans and interest maintenance reserves reinsured by Protective Life, adjusted on a quarterly basis. Protective Life is required to maintain the Security Trust Account until the Company’s general account statutory reserves of the Reinsured Policies are $400,000,000 or less.

Fidelity Life Association

As part of the overall Protective Life transaction, the Company also entered into a reinsurance agreement with Fidelity Life Association (“FLA”) related to certain fixed-rate annuity liabilities. FLA is a mutual insurance company which was an affiliate of FKLA.

Somerset Re

On January 25, 2025, ZALICO entered into a Master Transaction Agreement with Somerset Re to reinsure the AMG block of life insurance business written by ZALICO, with an effective date of January 1, 2025. Under the terms of the agreement, Somerset Re will also provide certain administrative services related to the AMG Business. In connection with this transaction, ZALICO recaptured all AMG Business previously ceded to ZIC under the Automatic Self-Administered Coinsurance Reinsurance Agreement for Universal and Term Life Insurance Products, dated September 30, 2013. Immediately following the recapture, ZALICO ceded the AMG Business to Somerset Re on a 100% quota-share basis. The recapture agreement and the new reinsurance agreement were submitted to the Illinois Department of Insurance and received regulatory approval on March 26, 2025. The impacts of this transaction were reflected in the statutory financial statements. On a pre-tax basis, related to the recapture transaction, ZALICO recorded $941 million of reserves recaptured and received a net recapture payment from ZIC of $688 million, resulting in a loss of $253 million recorded in the Statement of Operations. In addition, related to the Somerset Re reinsurance transaction, ZALICO recorded ceded reserves of $941 million, ceded policy loans of $70 million and a transfer of assets to Somerset Re of $603 million, resulting in a gain of $268 million, with approximately $211 million recorded in unassigned surplus. The remainder of the gain on the transaction will be subsequently recognized in the Statement of Operations over the life of the policies.

9.	Capital and Surplus

The amount of dividends that can be paid by the Company to its stockholder without prior approval of the Illinois Department of Insurance is limited to the greater of (i) 10% of its statutory unassigned surplus or (ii) statutory net income from the preceding calendar year. A dividend paid that does not meet the above specifications is defined as an “extraordinary dividend” and requires advance approval from the Illinois Department of Insurance. The Company did not pay any dividends in 2025, 2024 or 2023. The Company has no surplus debentures. The Company also has no restrictions on surplus or any stock held by the Company for any special purposes. The Company received $6,500,000, $0, and $24,000,000 capital contributions from ZHCA in 2025, 2024 and 2023, respectively.

10.	Retirement Plans and Other Post Retirement Benefits Plans

The Company’s employees have been participating in a qualified, noncontributory defined benefit pension plan sponsored by ZAIC since 2004.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

11.	Separate Accounts

General Nature and Characteristics of Separate Accounts

The assets and liabilities of the Company’s Separate Accounts represent segregated funds administered and invested by the Company for purposes of funding flexible payment, individual and group variable annuity contracts, market value adjusted deferred annuity contracts, variable supplemental contracts and individual and group variable life insurance contracts for the exclusive benefit of variable annuity contract holders and variable life insurance policy holders.

The Company receives fees from the Separate Accounts which consist of charges for mortality and expense risk, certain minimum guaranteed death benefits, certain guaranteed retirement benefits, record maintenance fees and other administrative charges. The Company also retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders.

The assets and liabilities of the Separate Accounts are carried at fair value at December 31, 2025 and 2024.

The Company has marketed non-registered individual and group variable life policies and a series of individual and group variable annuity contracts. This business impacted premiums, separate accounts fees, net transfers to separate accounts, insurance taxes, licenses and fees and income tax expense. The non-registered products also have premium tax and deferred acquisition costs (“DAC”) tax expense load charges which are deducted from the contract holder’s premiums to compensate the Company for premium taxes and DAC tax expenses incurred by the Company.

Under statutory accounting, transfers to the separate accounts are reported net of premium and DAC tax loads. There is a corresponding offset to the premium tax load in insurance taxes, licenses and fees.

Certain separate account products have guarantees that are backed by the general accounts. The Company has entered into reinsurance agreements for all of this guaranteed business. At the end of December 31, 2025 and 2024, the general account of the Company had a maximum guarantee for the separate account liabilities of $32.8 billion and $33.0 billion, respectively. To compensate the general account for the risk taken, the separate account has paid risk charges as follows for the past five years:

(in thousands of dollars)
Risk Charges
2025	$228,896
2024	231,925
2023	349,694
2022	386,896
2021	326,962

As all of the guarantees have been reinsured, the above risk charges have also been ceded.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

Information regarding the reserves included in the separate accounts of the Company as of December 31, 2025 and 2024 were as follows:

(in thousands of dollars)	2025

	Indexed	Nonindexed Guarantee Less Than/ Equal to 4%	Nonindexed Guarantee More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended December 31, 2025	$—	$62	$—	$881,326	$881,388

Reserves at December 31, 2025 for accounts with assets at:

Fair value	$—	$5,239	$—	$17,889,792	$17,895,031

Amortized cost	—	—	—	—	—

Total reserves	$—	$5,239	$—	$17,889,792	$17,895,031

By withdrawal characteristics:

With market value adjustment	$—	$5,239	$—	$—	$5,239

At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—

At fair value	—	—	—	17,889,792	17,889,792

At book value without market value adjustment and with current surrender charge less than 5%	—	—	—	—	—

Subtotal	—	5,239	—	17,889,792	17,895,031

Not subject to discretionary withdrawal	—	—	—	—	—

	$—	$5,239	$—	$17,889,792	$17,895,031

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

(in thousands of dollars)	2024

	Indexed	Nonindexed Guarantee Less Than/ Equal to 4%	Nonindexed Guarantee More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended December 31, 2024	$—	$176	$—	$853,037	$853,213

Reserves at December 31, 2024 for accounts with assets at:

Fair value	$—	$5,617	$—	$16,511,632	$16,517,249

Amortized cost	—	—	—	—	—

Total reserves	$—	$5,617	$—	$16,511,632	$16,517,249

By withdrawal characteristics:

With market value adjustment	$—	$5,617	$—	$—	$5,617

At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—

At fair value	—	—	—	16,511,632	16,511,632

At book value without market value adjustment and with current surrender charge less than 5%	—	—	—	—	—

Subtotal	—	5,617	—	16,511,632	16,517,249

Not subject to discretionary withdrawal	—	—	—	—	—

	$—	$5,617	$—	$16,511,632	$16,517,249

The following is a reconciliation of net transfers from the Company’s separate accounts for the years ended December 31, 2025, 2024 and 2023:

(in thousands of dollars)	2025	2024	2023

Transfers as reported in the summary of operations of the separate accounts annual statement

Transfers to separate accounts	$943,602	$941,863	$713,038

Transfers from separate accounts	(285,740)	(280,022)	(1,636,696)

Net transfers to (from) separate accounts	657,862	661,841	(923,658)

Reconciling adjustments

Experience rated refunds reinvested in separate accounts	(53,665)	(80,399)	(92,238)

Separate accounts trading gain (loss)	1	(54)	(76)

Transfers required to support benefits	(3,425)	(2,302)	(1,783)

Fee income from premium taxes and other DAC tax charges	1,929	3,202	3,268

Other	20	126	99

Net transfers to (from) separate accounts as reported in the statement of operations	$602,722	$582,414	$(1,014,388)

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

12.	Premiums Due and Deferred

Gross due and deferred premiums represent life insurance premiums due to be received from policyholders through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest.

Due and deferred premiums at December 31, 2025 and 2024 are as follows:

(in thousands of dollars)	2025		2024
	Gross	Net	Gross	Net
Ordinary renewal	$6,350	$6,027	$5,937	$5,691

Group life	698	698	989	989

Accident and health	731	731	998	998

	$7,779	$7,456	$7,924	$7,678

13.	Commitments and Contingencies

The Company is subject to lawsuits arising from the normal course of its business activities. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In the opinion of management, the Company has not engaged in any conduct that should warrant the award of any material punitive or compensatory damages. The Company intends to defend vigorously its position in each case, and management believes that, while it is not possible to predict the outcome of such matters with absolute certainty, ultimate disposition of these proceedings should not have a material adverse effect on the Company’s financial position or operating results.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2025, 2024 and 2023

14.	Reconciliation to Statutory Statement

The following is a reconciliation of amounts previously reported to regulatory authorities in the Company’s 2025 Annual Statement and as reported in the accompanying financial statements:

(in thousands of dollars)	Per Accompanying Statements	Per Annual Statement	Difference

Statutory Statement of Cash Flows

Net cash from operations	$(722)	$(179,399)	$178,677

Net cash provided by (used in) financing and miscellaneous sources	3,547	200,424	(196,877)

Net change in cash, cash equivalents and short term investments	64,963	83,163	(18,200)

The following is a reconciliation of amounts previously reported to regulatory authorities in the Company’s 2024 Annual Statement and as reported in the accompanying financial statements:

(in thousands of dollars)	Per Accompanying Statements	Per Annual Statement	Difference

Statutory Statement of Admitted Assets, Liabilities and Capital Surplus

Total admitted assets	$17,798,800	$17,780,600	$18,200

Total liabilities	17,647,196	17,628,996	(18,200)

Statutory Statement of Cash Flows

Net cash from operations	$22,732	$4,532	$18,200

Net change in cash, cash equivalents and short term investments	28,971	10,771	18,200

End of year cash, cash equivalents and short term investments	93,013	74,813	18,200

The differences are primarily attributable to a 2025 reclassification recorded in the accompanying financial statements, whereby certain cash flows related to the impact of a new reinsurance agreement with Somerset were reclassified from financing activities to operating activities. The remaining differences relate to a 2024 adjustment recorded in the accompanying financial statements related to the reclassification of a negative account balance from Cash, cash equivalents and short-term investments to Other amounts payable on reinsurance.

15.	Subsequent Events

The Company has evaluated subsequent events through April 23, 2026, the date the financial statements were available to be issued. All accounts and disclosures requirements related to subsequent events are included in the financial statements, as applicable.

Supplemental Financial Information

Zurich American Life Insurance Company

Index to Supplemental Financial Information

December 31, 2025

Ernst & Young LLP 155 N Upper Wacker Dr Chicago, IL 60606	Tel: +1 312 879 2000 Fax: +1 312 879 4000 ey.com

Report of Independent Auditors on Supplementary Information

The Board of Directors

Zurich American Life Insurance Company

We have audited the statutory-basis financial statements of Zurich American Life Insurance Company (the Company) as of December 31, 2025 and 2024 and for each of the three years in the period ended December 31, 2025, and have issued our report thereon dated April 23, 2026, which contained an adverse opinion with respect to conformity with U.S. generally accepted accounting principles and an unmodified opinion with respect to conformity with accounting practices prescribed or permitted by the Illinois Department of Insurance on those financial statements. Our audits were performed for the purpose of forming an opinion on the financial statements as a whole. The accompanying supplemental schedule of assets and liabilities, supplemental summary investment schedule, supplemental investment risk interrogatories, and supplemental schedule of reinsurance disclosures are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated, in all material respects, in relation to the financial statements as a whole.

Restriction on Use

This report is intended solely for the information and use of the Company and state insurance departments to whose jurisdiction the Company is subject and is not intended to be and should not be used by anyone other than these specified parties.

April 23, 2026

Zurich American Life Insurance Company

Supplemental Schedule of Assets and Liabilities

December 31, 2025

The following is a summary of certain financial data included in exhibits and schedules subjected to audit procedures by independent accountants and utilized by actuaries in the determination of reserves.

Life insurance in force - net	2025
Ordinary	$1,483,759,000

Group life	$12,376,302

Amount of additional accidental death benefits in force under ordinary policies	$1,233,000

Supplemental contracts in force
Ordinary – not involving life contingencies income payable	$6,366,825

Ordinary – involving life contingencies income payable	$45,766,458

Annuities

Ordinary
Immediate – amount of income payable	$155,004

Deferred – fully paid – account balance	$59,872,242

Deferred – not fully paid – account balance	$4,657,459,304

Group
Amount of income payable	$—

Fully paid – account balance	$—

Not fully paid – account balance	$1,526,181,135

Accident and health premiums in force

Group	$8,216,140

Credit	$—

Other	$4,830

Deposit funds and dividend accumulations
Deposit funds – account balance	$5,514,145

Dividend accumulations – account balance	$—

Zurich American Life Insurance Company

Supplemental Schedule of Assets and Liabilities

December 31, 2025

Investment income earned	2025
U.S. government bonds	$12,051,302

Other fixed maturities (unaffiliated)	22,912,746

Contract loans	9,204,293

Cash, cash equivalents and short-term investments	6,060,754

Gross investment income	$50,229,095

Fixed Maturities and short-term investments, by NAIC designation and maturity	2025

Fixed Maturities by maturity – statement value

Due within 1 year or less	$98,584,115

Over 1 year through 5 years	427,537,594

Over 5 years through 10 years	243,792,875

Over 10 years through 20 years	56,493,965

Over 20 years	37,758,198

Total by maturity	$864,166,747

Fixed Maturities by NAIC designation– statement value

NAIC – 1	$674,355,028

NAIC – 2	189,159,969

NAIC – 3	651,749

NAIC – 4	—

NAIC – 5	—

NAIC – 6	1

Total by NAIC designation	$864,166,747

Total fixed maturities publicly traded	$753,808,720

Total fixed maturities privately traded	$110,358,027

Short-term investments – book value	$40,833,882

Cash on deposit	$18,112,117

Zurich American Life Insurance Company

Supplemental Summary Investment Schedule

December 31, 2025

The Company’s admitted investment holdings as filed with the 2025 Annual Statement are $1,176,645,304.

	$		$		$		$
	2025

	Gross				Admitted Assets as Reported

	Investment Holdings				in the Annual Statement

Investment Categories	Amount		Percentage		Amount		Percentage

Issuer Credit Obligations

U.S. governments obligations, Issuer credit obligations		$313,475,444		27%		$313,475,444		27%

Other U.S. government obligations, Issuer credit obligations		9,624,164		1		9,624,164		1

Non-U.S. sovereign jurisdiction securities, Issuer credit obligations		1,201,336		—		1,201,336		—

Municipal bonds – general obligations (direct & guaranteed), Issuer credit obligations		1,191,879		—		1,191,879		—

Municipal bonds – special revenue , Issuer credit obligations		2,998,879		—		2,998,879		—

Project finance bonds issued by operating entities, Issuer credit obligations		10,283,906		1		10,283,906		1

Corporate bonds, Issuer credit obligations		384,548,810		34		384,548,810		34

Single entity backed obligations, Issuer credit obligations		453,300		—		453,300		—

Asset-backed Securities

Asset-backed Securities		99,555,148		8		99,555,148		8

Common Stock

Parent, subsidiaries and affiliates – other, Common stocks		28,517,478		2		28,517,478		2

Cash, Cash Equivalents, and Short-term investments

Cash		18,112,117		2		18,112,117		2

Cash equivalents		99,029,589		8		99,029,589		8

Short-term investments		40,833,882		3		40,833,882		3

Contract loans		151,945,188		13		151,945,188		13

Receivables for securities		14,874,184		1		14,874,184		1

Total invested assets		$1,176,645,304		100%		$1,176,645,304		100%

Zurich American Life Insurance Company

Supplemental Investment Risks Interrogatories

December 31, 2025

The following is a summary of certain financial data as of December 31, 2025 for purposes of complying with the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

Question 1 The Company’s total admitted assets, excluding separate account assets, as filed in the 2025 Annual Statement were $1,296,365,959.

Question 2 The Company’s 10 largest exposures to a single issuer/borrower/investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the NAIC SVO Purposes and Procedures Manual as exempt, property occupied by the Company and policy loans are as follows:

	2025

Investments	Amount	Percentage of Total Admitted Assets

Zurich American Life Co of New York	$28,517,478	2.20%

JPMORGAN CHASE & CO	9,066,793	0.70%

ORACLE CORP	7,316,280	0.56%

MORGAN STANLEY	6,999,464	0.54%

CITIGROUP INC	5,201,497	0.40%

HEB GROCERY CO LP	5,000,155	0.39%

META PLATFORMS INC	4,599,226	0.35%

DEUTSCHE BANK AG	4,475,461	0.35%

SUBURBAN WATER SYSTEMS	4,375,060	0.34%

AT&T INC	4,328,073	0.33%

Zurich American Life Insurance Company

Supplemental Investment Risks Interrogatories

December 31, 2025

Question 3 The amounts and percentages of the Company’s total admitted assets, excluding separate account assets, held in fixed maturities and preferred stocks by NAIC rating are as follows:

	$		$
	2025

	Amount		Percentage

Fixed Maturities

NAIC – 1		$674,355,028		52.02%

NAIC – 2		189,159,969		14.59%

NAIC – 3		651,749		0.05%

NAIC – 4		—		0.00%

NAIC – 5		—		0.00%

NAIC – 6		1		0.00%

		$864,166,747

Preferred stocks

P/RP-1		$—		0.00%

P/RP-2		—		0.00%

P/RP-3		—		0.00%

P/RP-4		—		0.00%

P/RP-5		—		0.00%

P/RP-6		—		0.00%

		$—

Question 4 The Company holds admitted assets in foreign investments, excluding investments in Canada, of $25,259,226 or 1.95% of total admitted assets, excluding separate account assets.

Question 5 The amounts and percentages of the Company’s total admitted assets held in aggregate foreign investment exposures categorized by NAIC sovereign rating are as follows:

	2025

	Amount	Percentage of Total Admitted Assets

Countries rated NAIC – 1	$24,317,966	1.88%

Countries rated NAIC – 2	—	0.00%

Countries rated NAIC – 3 or below	941,260	0.07%

Zurich American Life Insurance Company

Supplemental Investment Risks Interrogatories

December 31, 2025

Question 6 The Company’s two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

	2025

	Amount	Percentage of Total Admitted Assets

Countries Rated NAIC – 1

United Kingdom	$3,893,089	0.30%

Germany	2,999,518	0.23%

Countries Rated NAIC – 2 or below	$—	0.00%

Countries Rated NAIC – 3 or below

Supranational - ASIAN DEVELOPMENT BANK	$707,224	0.05%

Supranational - EUROPEAN BANK	234,036	0.02%

Questions 7 through 9 are not applicable as the Company does not have unhedged foreign currency exposure, as all foreign investments are denominated in US dollars.

Question 10 The Company’s 10 largest nonsovereign foreign issues and related percentages of total admitted assets are listed below:

		2025
NAIC Rating		Amount	Percentage Total Assets

2.A	INFINEON TECHNOLOGIES AG	$2,999,518	0.23%

2.A	AERCAP HOLDINGS NV	2,342,892	0.18%

1.G/2.A	BANCO SANTANDER SA	1,904,997	0.15%

2.A	BARCLAYS PLC	1,670,223	0.13%

1.G	MITSUBISHI UFJ FINANCIAL GROUP INC	1,451,960	0.11%

1.G	INTERNATIONAL BUSINESS MACHINES CORP	962,129	0.07%

1.G/1.D	WESTPAC BANKING CORP	790,496	0.06%

1.G/2.A	MIZUHO FINANCIAL GROUP INC	708,304	0.05%

1.A	ASIAN DEVELOPMENT BANK	707,224	0.05%

1.A	MDPK 2018-27A A1R FLT	678,701	0.05%

Question 11 The Company has $11,599,000 of Canadian investments.

Zurich American Life Insurance Company

Supplemental Investment Risks Interrogatories

December 31, 2025

Question 12 is not applicable as the Company does not hold any investments with contractual sales restrictions.

Question 13 The Company’s 10 largest equity interests and related percentages of total admitted assets are listed below:

	2025

Issuer	Amount	Percentage Total Assets
Zurich American Life Insurance Company of New York	$28,517,478	2.20%

Question 14 The Company’s investments in nonaffiliated, privately placed equity securities, held in cash equivalents, are listed below.

	$		$		$
	2025

Fund Manager	Total Invested		Diversified		Nondiversified

FIDELITY		$82,078,951		$82,078,951		$—

STATE STREET		12,300,539		12,300,539		—

GOLDMAN SACHS GROUP		4,650,099		4,650,099		—

Question 15 is not applicable as the Company does not hold any investments in general partnership interests.

Questions 16 and 17 are not applicable as the Company does not hold any mortgage loans.

Question 18 is not applicable as the Company does not hold any real estate investments.

Question 19 is not applicable as the Company does not hold any investments in mezzanine real estate loans.

Question 20 is not applicable as the Company does not have any securities lending arrangements.

Question 21 is not applicable as the Company does not hold any warrants not attached to other financial instruments, options, caps or floors.

Questions 22 and 23 are not applicable as the Company holds no investments in collars, swaps, forwards, or future contracts.

Zurich American Life Insurance Company

Supplemental Schedule of Reinsurance Disclosures

December 31, 2025

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, “Life, Deposit-Type and Accident and Health Reinsurance”, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, “Life and Health Reinsurance Agreements”, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or similar effect.

Yes ( ) No (X)

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ( ) No (X)

Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which result in delays in payment in form or in fact:

(a)	Provisions that permit the reporting of losses to be made less frequently than quarterly;
(b)	Provisions that permit settlements to be made less frequently than quarterly;
(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or
(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes ( ) No (X)

Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?

Assumption reinsurance – new for the reporting period[1]	Yes ( ) No (X)		N/A

Non-proportional reinsurance, which does not result in significant surplus relief	Yes ( ) No (X)		N/A

1 This disclosure relates to ceding companies with assumption reinsurance agreements (paragraph 60 of SSAP 61R) entered into during the current year for which indemnity reinsurance is being applied for policyholders who have not yet agreed to the transfer to the new insurer or for which the regulator has not yet approved the novation to the new insurer.

Zurich American Life Insurance Company

Supplemental Schedule of Reinsurance Disclosures

December 31, 2025

Has the Company ceded any risk in a reinsurance agreement that is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(a)	Accounted for that contract as reinsurance under SSAP and as a deposit under US GAAP; or

Yes ( ) No ( ) N/A (X)

(b)	Accounted for that contract as reinsurance under US GAAP and as a deposit under SSAP?

Yes ( ) No ( ) N/A (X)